UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2014

Date of reporting period: December 31, 2013

Item 1:    Reports to Stockholders

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 5, 2014

Dear Fellow Shareholders:

Equity prices surged ahead during the final months of 2013 to cap an excellent annual return for investors. While higher market valuations and the potential for higher interest rates may be limiting factors, we remain constructive on the outlook for equities in the year ahead.

In terms of the U.S. economy, subpar Gross Domestic Product (GDP) growth continued in 2013, although most data points, of late, paint a somewhat more optimistic picture for the year ahead. GDP growth for the third quarter was revised up to +4.1%, with greater than expected increases in personal consumer expenditures, nonresidential fixed investment and net exports. And, although the December nonfarm payrolls report proved to be a disappointment, most economic data points have been more encouraging. For example, the Institute for Supply Management (ISM) reports have remained solidly above 50 for several months in a row, indicating steady expansion in the U.S. manufacturing sector. Consumer spending has remained reasonably strong, with housing and auto sales leading the way. While we expect full year GDP growth of just under +2% in 2013, we are currently forecasting a modest acceleration, to +2.7%, in 2014. Investors are concerned about the impact that a sharp rise in interest rates may occur as the Federal Reserve reduces its level of security purchases (i.e., QE, or quantitative easing) as 2014 progresses. While interest rates are likely to increase, sharply higher rates are unlikely, given the still-moderate level of economic growth and, importantly, benign inflation trends. To this point, recent Consumer Price Index (CPI) data have risen approximately +1.5% (year-over-year) in recent months, indicating inflation pressures are well-contained. However, inflation data will warrant increased focus should the economy gain more momentum than we currently anticipate.

Outside the U.S., continued signs of growth in the European economy were a major development in recent months. While GDP growth in the region is likely to be quite modest in 2014, perhaps just 1%, this is a notable improvement from recessionary conditions prevailing at this time last year. Manufacturing gauges have shown improvement, consumer and business confidence readings are improving, and unemployment rates have improved in virtually every country. In short, while the European continent cannot be counted on as an engine of growth for the global economy, “less bad” is good enough, given the drag on global growth the region has caused in recent years. Economic growth rates have also rebounded in Japan, although we do have concerns whether or not Prime Minister Abe’s policy initiatives will be a long-term success. For the time being, however, there is more confidence in both the consumer and industrial sectors, with the important export sector benefitting from a weaker yen. In China, we are encouraged to see that government policies (termed “The Decision”) are firmly directed at reducing government influence within the economy, allowing markets to play a larger role in allocating resources. These structural reforms, however, will take time, and the economy will likely slow a bit further in 2014, as the economy continues to be too reliant on investment-driven growth, which is clearly not generating growth like it has in past years.

Equity Strategy

Global equities performed quite well in 2013, as aggressive monetary policy by the world’s central banks has, to this point, been enough to overcome a sluggish period for corporate earnings growth amid tepid growth in the global economy.

By most measures, U.S. equities experienced their strongest performance in 16 years in 2013. For the first time in many years, investors contributed more money into equity funds than into fixed income funds, a trend that could continue if interest rates continue to move higher. While a positive backdrop remains in place for equities, we would caution investors not to expect the robust rally in recent months to continue at the same pace. First we believe valuations for stocks are now at “fair” levels, given the sharp rise in prices. Specifically, we estimate that the price-to-earnings ratio (P/E) for the S&P 500 Index has risen from approximately 14x to 17x (on trailing earnings) over the past year, accounting for the majority of stock price gains in 2013. While we believe these valuations are reasonable, particularly in light of current interest rates and inflation trends, it is difficult to make the case that stocks are no longer inexpensive. Second, investors may be concerned over the Federal Reserve’s actions to reduce the pace of its security purchase program (QE, or quantitative easing). This will likely be accompanied by higher interest rates, representing a potential headwind for stocks as bonds may finally begin to offer more attractive yields to investors.

While we believe the market gains in 2013 will not be duplicated in the year ahead, we do remain constructive on the outlook for equities. With valuations for stocks now at “fair” levels, we believe corporate earnings growth will be the primary driver of equity prices in the near to intermediate term. The good news, as previously mentioned, is that major regions within the global economy appear to be on the upswing. This more supportive macro backdrop should lead to an improvement in earnings growth for U.S. companies, following several sluggish quarters. With corporations still laser-focused on keeping costs under control, a moderate improvement in revenues should lead to an even greater increase in earnings. Furthermore, corporations continue to generate significant free cash flow, debt levels are relatively low, and cash levels are near all-time high levels. This “excess capital” can be put to work for shareholders in the form of higher dividends, share repurchases and accretive acquisitions.

Without question, simply based on higher equity valuations and the prospect of higher interest rates, risks are greater now than they were one year ago. While higher beta, lower “quality” stocks have led the way in recent quarters, we believe relative valuation clearly favors higher quality companies that can deliver above-average earnings growth. In terms of sectors within the Sit Equity Funds, we currently favor technology, producer manufacturing and health care. Regardless of sector, however, our focus remains on firms that have strong balance sheets, free cash flow generation and businesses that offer sustainable growth in a continued slow macroeconomic environment.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

In global portfolios, we have become more optimistic regarding a continued recovery in Europe, although there are enough head-winds (particularly, high unemployment) that will likely limit the magnitude of recovery. Our strategy is to maintain a balanced allocation towards the region, with a tilt towards cyclical and financial companies that have the most to benefit from improving economic conditions. The Japanese market rebounded sharply in 2013 and has been considered a relative “safe haven” for many years, but we believe this is no longer the case. We continue to be concerned about structural risks to the economy and the long-term effectiveness of Prime Minister Abe’s policies. Excluding Japan, we are more enthused about the Asian region, as growth in China, while moderating, will still likely be strong enough to benefit neighboring countries.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2013	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +10.97%, while the S&P 500® Index gained +16.31% and the Barclays Aggregate Bond Index increased +0.43% over the period. The Lipper Balanced Fund Index rose +10.31%.

While signs of a pickup in economic growth helped push equities higher over the past six months, fixed income markets struggled due to the prospect of higher interest rates. As we begin 2014, our investment strategy is largely based on our economic outlook of continued moderate economic growth on a global basis. Importantly, we believe that investors’ rotation into higher-risk, “low quality” stocks over the last few quarters has led to very attractive relative valuations for many large capitalization, high quality growth companies. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation, and management teams that focus on improving returns on capital. Our largest sector weightings are in health technology, technology services, and finance. In terms of equity performance, the equity portion of the Fund modestly outperformed the S&P 500 Index over the past six months. Strong relative performance within the finance and health technology sectors were among the key drivers, with Ameriprise Financial, Franklin Resources, Celgene Corp. and Gilead Sciences among the individual stocks driving the strong returns for these sectors. Relatively weak performance from McDonald’s Corp. within the consumer services sector and Lululemon Athletica within the retail trade sector detracted from both absolute and relative returns over the period.

We estimate that the fixed income portion of the portfolio underperformed the Barclays Aggregate Bond Index during the second half of the year. The fixed income holdings continued to maintain a considerable yield advantage relative to the benchmark. Unfortunately, this was more than offset by price declines from the Fund’s mortgage-backed holdings, due to uncertainty surrounding the future direction of the Federal Reserve’s mortgage securities purchase program. Looking ahead, we continue to forecast a rise in interest rates in the coming months as the Federal Reserve gradually reduces its current bond buying initiative. As such, the portfolio is positioned defensively against a rise in rates, with an underweight in the U.S.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

Treasury sector and an overweight in sectors that provide better income generation potential. The stock/fixed income allocation is currently 66.2% equities, 31.6% fixed income, and 2.2% cash and equivalents. Our research staff remains focused on high quality securities in each asset class within the Fund.

We appreciate shareholders’ continued interest.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013
	Sit Balanced Fund	S&P 500® Index 1	Barclays Aggregate Bond Index 2
Six Month	10.97%	16.31%	0.43%
One Year	18.36	32.39	-2.02
Five Year	12.56	17.94	4.44
Ten Year	6.34	7.40	4.55
Since Inception (12/31/93)	6.92	9.21	5.74

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/13:	$20.24 Per Share
Net Asset Value 6/30/13:	$18.42 Per Share
Total Net Assets:	$15.2 Million

TOP HOLDINGS

Top Equity Holdings:

1.	Google, Inc.
2.	Apple, Inc.
3.	Visa, Inc.
4.	Chevron Corp.
5.	JPMorgan Chase & Co.

Top Fixed Income Holdings:

1.	GNMA, 4.50%, 6/15/40
2.	U.S. Treasury Note, 2.75%, 11/15/23
3.	Microsoft Corp., 5.20%, 6/1/39
4.	Smithsonian Institution, 3.43%, 9/1/23
5.	City of Berwyn, IL, G.O., 5.30%, 12/1/23

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 66.2%
Commercial Services - 0.9%
1,950	Robert Half International, Inc.	81,880
200	WW Grainger, Inc.	51,084

		132,964

Communications - 1.8%
1,100	SBA Communications Corp. *	98,824
3,500	Verizon Communications, Inc.	171,990

		270,814

Consumer Durables - 0.9%
500	Polaris Industries, Inc.	72,820
750	Tupperware Brands Corp.	70,898

		143,718

Consumer Non-Durables - 5.6%
2,500	Coca-Cola Co.	103,275
1,575	Michael Kors Holdings, Ltd. *	127,874
1,300	NIKE, Inc.	102,232
2,475	PepsiCo, Inc.	205,276
1,650	Philip Morris International, Inc.	143,764
2,100	Procter & Gamble Co.	170,961

		853,382

Consumer Services - 3.6%
1,075	McDonald’s Corp.	104,307
12,700	Sirius XM Holdings, Inc. *	44,323
700	Time Warner, Inc.	48,804
3,000	Twenty-First Century Fox, Inc.	105,540
1,125	Visa, Inc.	250,515

		553,489

Electronic Technology - 6.7%
1,500	3D Systems Corp. *	139,395
460	Apple, Inc.	258,111
5,600	Applied Materials, Inc.	99,064
1,650	Avago Technologies, Ltd.	87,268
4,100	Ciena Corp. *	98,113
2,425	EMC Corp.	60,989
2,600	Intel Corp.	67,496
400	International Business Machines Corp.	75,028
1,800	Qualcomm, Inc.	133,650

		1,019,114

Energy Minerals - 4.3%
2,000	Chevron Corp.	249,820
1,175	Continental Resources, Inc. *	132,211
1,325	Marathon Petroleum Corp.	121,542
1,600	Occidental Petroleum Corp.	152,160

		655,733

Quantity	Name of Issuer	Fair Value ($)

Finance - 7.3%
900	ACE, Ltd.	93,177
1,500	Ameriprise Financial, Inc.	172,575
1,325	Discover Financial Services	74,134
1,950	Franklin Resources, Inc.	112,574
610	Goldman Sachs Group, Inc.	108,129
3,525	JPMorgan Chase & Co.	206,142
1,900	Marsh & McLennan Cos., Inc.	91,884
1,475	MetLife, Inc.	79,532
1,900	US Bancorp	76,760
2,300	Wells Fargo & Co.	104,420

		1,119,327

Health Services - 2.2%
1,005	Express Scripts Holding Co. *	70,591
600	McKesson Corp.	96,840
2,225	UnitedHealth Group, Inc.	167,542

		334,973

Health Technology - 7.8%
425	Alexion Pharmaceuticals, Inc. *	56,550
775	Allergan, Inc.	86,087
2,200	Bristol-Myers Squibb Co.	116,930
890	Celgene Corp. *	150,374
1,775	Covidien, PLC	120,878
2,200	Gilead Sciences, Inc. *	165,330
900	Johnson & Johnson	82,431
4,138	Pfizer, Inc.	126,747
125	Regeneron Pharmaceuticals, Inc. *	34,405
1,200	Stryker Corp.	90,168
900	Thermo Fisher Scientific, Inc.	100,215
1,650	Zoetis, Inc.	53,938

		1,184,053

Industrial Services - 1.3%
1,600	Schlumberger, Ltd.	144,176
1,200	Seadrill, Ltd.	49,296

		193,472

Process Industries - 2.3%
115	CF Industries Holdings, Inc.	26,800
1,650	Ecolab, Inc.	172,046
1,725	International Paper Co.	84,577
475	Praxair, Inc.	61,764

		345,187

Producer Manufacturing - 6.5%
650	3M Co.	91,162
875	Caterpillar, Inc.	79,459
2,075	Danaher Corp.	160,190
1,350	Eaton Corp., PLC	102,762
1,200	Emerson Electric Co.	84,216
900	Flowserve Corp.	70,947
3,400	General Electric Co.	95,302

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)

1,150	Honeywell International, Inc.	105,076
325	Precision Castparts Corp.	87,522
1,050	United Technologies Corp.	119,490

		996,126

Retail Trade - 5.8%
245	Amazon.com, Inc. *	97,704
1,750	CVS Caremark Corp.	125,248
1,900	Dick’s Sporting Goods, Inc.	110,390
1,700	eBay, Inc. *	93,313
1,925	Home Depot, Inc.	158,504
1,200	Target Corp.	75,924
2,300	TJX Cos., Inc.	146,579
950	Wal-Mart Stores, Inc.	74,756

		882,418

Technology Services - 7.5%
1,425	Accenture, PLC	117,164
850	Adobe Systems, Inc. *	50,898
675	ANSYS, Inc. *	58,860
1,000	Cognizant Technology Solutions Corp. *	100,980
255	Google, Inc. *	285,781
1,900	Informatica Corp. *	78,850
200	LinkedIn Corp. *	43,366
4,325	Microsoft Corp.	161,885
2,200	Oracle Corp.	84,172
140	priceline.com, Inc. *	162,736

		1,144,692

Transportation - 1.3%
800	Union Pacific Corp.	134,400
625	United Parcel Service, Inc.	65,675

		200,075

Utilities - 0.4%
1,400	Wisconsin Energy Corp.	57,876

Total Common Stocks (cost: $6,287,620)		10,087,413

Bonds - 31.2%
Asset-Backed Securities - 3.3%
12,945	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	12,961
72,013	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	74,661
	Citifinancial Mortgage Securities, Inc.:
24,310	2004-1 AF3, 3.77%, 4/25/34 [14]	24,767
53,751	2003-1 AF5, 4.78%, 1/25/33 [14]	55,308
46,534	Conseco Finance, 2001-D M1, 1.52%, 11/15/32 [1]	44,904
22,264	First Franklin Mtge. Loan Asset-Backed Certs., 2005-FF2 M2, 0.82%, 3/25/35 [1]	22,153
50,252	Green Tree Financial Corp., 1997-7 A6, 6.76%, 7/15/28	52,742

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.47%, 7/20/36 [1]	46,887
14,180	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35 [14]	14,223
29,492	New Century Home Equity Loan Trust, 2005-A A4W, 5.04%, 8/25/35 [14]	29,013
60,090	RAAC Series, 2005-SP2 1M1, 0.68%, 5/25/44 [1]	58,576
50,000	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.56%, 9/25/35 [1]	47,846
13,034	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	13,227

		497,268

Collateralized Mortgage Obligations - 4.6%
	Fannie Mae Grantor Trust:
72,788	2004-T1 1A1, 6.00%, 1/25/44	75,708
18,103	2004-T3, 1A3, 7.00%, 2/25/44	20,285
	Fannie Mae REMIC:
31,647	2009-30 AG, 6.50%, 5/25/39	34,499
14,801	2013-28 WD, 6.50%, 5/25/42	16,772
81,405	2012-68 GW, 7.00%, 5/25/31	98,357
12,844	2010-108 AP, 7.00%, 9/25/40	14,161
	Freddie Mac REMIC:
97,991	3.00%, 3/15/32	93,030
25,121	7.00%, 11/15/29	27,090
49,999	7.50%, 6/15/30	57,904
70,001	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35	79,926
	Sequoia Mortgage Trust:
23,866	2013-4 A3, 1.55%, 4/25/43 [1]	22,924
40,481	2013-1 2A1, 1.86%, 2/25/43 [1]	34,549
46,864	2013-3 A2, 2.50%, 3/25/43 [1]	41,655
35,199	2012-4 A2, 3.00%, 9/25/42 [1]	34,115
47,096	Vendee Mortgage Trust, 2008-1 B, 7.90%, 3/15/25 [1]	54,166

		705,141

Corporate Bonds - 9.0%
50,000	Advent Health System, 3.38%, 3/1/23	44,333
50,000	Berkshire Hathaway Finance Corp., 5.40%, 5/15/18	57,511
25,000	Coca-Cola Refreshments USA, Inc., 7.00%, 10/1/26	30,856
80,281	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16	91,521
50,000	Copano Energy Finance Corp., 7.13%, 4/1/21	57,618
50,000	Fifth Third Bancorp. (Subordinated), 4.30%, 1/16/24	48,972
50,000	Google, Inc., 3.63%, 5/19/21	52,135

See accompanying notes to financial statements.
DECEMBER 31, 2013	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	Johnson & Johnson, 6.73%, 11/15/23	62,539
40,000	Manufacturers & Traders Trust Co. (Subordinated), 5.63%, 12/1/21 [1]	41,500
	Microsoft Corp.:
50,000	4.00%, 2/8/21	52,794
100,000	5.20%, 6/1/39	105,910
70,000	Northern States Power Co., 7.13%, 7/1/25	80,203
38,974	Northwest Airlines 1999-2 A Pass Thru Tr, 7.58%, 3/1/19	44,333
25,000	PacifiCorp, 7.70%, 11/15/31	33,107
67,129	Procter & Gamble ESOP, 9.36%, 1/1/21	85,599
50,000	Shell International Finance BV, 2.00%, 11/15/18	50,032
100,000	Smithsonian Institution, 3.43%, 9/1/23	99,625
50,000	State Street Corp., 7.35%, 6/15/26	62,214
50,000	Statoil ASA, 3.15%, 1/23/22	48,915
50,000	Tosco Corp., 8.13%, 2/15/30	69,655
50,000	TransCanada PipeLines, Ltd., 3.75%, 10/16/23	48,733
21,000	Validus Holdings, Ltd., 8.88%, 1/26/40	27,728
50,000	Valley National Bancorp. (Subordinated), 5.13%, 9/27/23	49,316
25,000	Wachovia Corp. (Subordinated), 0.61%, 10/15/16 [1]	24,863

		1,370,012

Federal Home Loan Mortgage Corporation - 1.8%
60,700	2.50%, 4/1/27	60,208
34,362	3.00%, 5/1/27	34,688
19,233	6.00%, 10/1/21	20,952
523	6.50%, 1/1/14	523
11,489	6.50%, 4/1/38	12,883
38,845	7.00%, 7/1/32	44,170
14,091	7.00%, 5/1/34	15,733
20,577	7.00%, 11/1/37	23,398
12,647	7.00%, 1/1/39	14,684
22,082	7.50%, 11/1/36	24,586
5,290	8.00%, 9/1/15	5,647
10,340	8.38%, 5/17/20	11,773

		269,245

Principal Amount ($)	Name of Issuer	Fair Value ($)

Federal National Mortgage Association - 2.8%
35,411	6.50%, 5/1/36	39,959
59,975	6.63%, 11/1/30	67,361
47,487	6.63%, 1/1/31	53,335
19,046	7.00%, 12/1/32	21,981
39,889	7.00%, 3/1/33	43,559
26,211	7.00%, 12/1/36	30,555
14,569	7.00%, 11/1/38	16,733
5,295	7.50%, 6/1/32	5,975
18,950	7.50%, 4/1/33	22,417
19,859	7.50%, 11/1/33	23,362
27,728	7.50%, 1/1/34	31,619
10,026	7.50%, 4/1/38	11,639
39,658	8.00%, 2/1/31	48,117
9,601	8.43%, 7/15/26	10,340
6,984	9.50%, 5/1/27	8,281

		435,233

Government National Mortgage Association - 4.2%
296,230	4.50%, 6/15/40	319,903
48,102	6.63%, 4/20/31	54,655
27,076	7.00%, 12/15/24	31,181
53,395	7.00%, 9/20/38	60,589
41,795	7.23%, 12/20/30	48,500
43,318	8.00%, 7/15/24	48,983
71,016	8.38%, 3/15/31	74,521
849	9.50%, 9/20/18	956

		639,288

Taxable Municipal Securities - 1.2%
100,000	City of Berwyn, IL G.O., 5.30%, 12/1/23	99,235
80,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	88,466

		187,701

U.S. Government / Federal Agency Securities - 2.9%
	U.S. Treasury Note:
100,000	1.63%, 11/15/22	90,266
50,000	1.75%, 5/15/23	45,066
150,000	2.75%, 11/15/23	147,023
125,000	2.75%, 11/15/42	98,828
150,000	U.S. Treasury Strips, 4.21%, 2/15/36 [6]	62,504

		443,687

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

Foreign Government Bonds - 1.4%
50,000	Province of British Columbia Canada, 2.10%, 5/18/16	51,630
100,000	Province of Manitoba Canada, 2.10%, 9/6/22	90,438
50,000	Province of Saskatchewan Canada, 8.50%, 7/15/22	66,964

		209,032

Total Bonds (cost: $4,735,400)		4,756,607

Closed-End Mutual Funds - 0.4%
4,300	American Strategic Income Portfolio, Inc. II	33,153
1,100	Blackrock Build America Bond Trust	21,065

Total Closed-End Mutual Funds (cost: $63,375)		54,218

Total Investments in Securities - 97.8% (cost: $11,086,395)		14,898,238
Other Assets and Liabilities, net - 2.2%		337,379

Total Net Assets - 100.0%		$15,235,617

*	Non-income producing security.
[1]	Variable rate security. Rate disclosed is as of December 31, 2013.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of December 31, 2013.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.
DECEMBER 31, 2013	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	10,087,413	—	—	10,087,413
Asset-Backed Securities	—	497,268	—	497,268
Collateralized Mortgage Obligations	—	705,141	—	705,141
Corporate Bonds	—	1,370,012	—	1,370,012
Federal Home Loan Mortgage Corporation	—	269,245	—	269,245
Federal National Mortgage Association	—	435,233	—	435,233
Government National Mortgage Association	—	639,288	—	639,288
Taxable Municipal Securities	—	187,701	—	187,701
U.S. Government / Federal Agency Securities	—	443,687	—	443,687
Foreign Government Bonds	—	209,032	—	209,032
Closed-End Mutual Funds	54,218	—	—	54,218
Total:	10,141,631	4,756,607	—	14,898,238

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2013	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +13.25% return for the last six months of 2013, compared to a +16.31% return for the S&P 500® Index.

Stocks staged a powerful rally during the second half of 2013, as investors responded to a combination of continued aggressive policies by the Federal Reserve and some signs of reacceleration in the U.S. economy. Importantly, we believe that investors’ rotation into “low quality” stocks during the markets surge over the last few quarters has led to very attractive relative valuations for many large-capitalization, dividend-paying growth companies. To this point, our portfolio strategy continues to emphasize companies that generate predictable earnings and free cash flow that can enhance shareholder returns with a steadily growing dividend. It should be noted that 81 out of 86 companies held in the Fund raised dividends over the past year, with an average increase of +19%. While dividends tend to be overlooked during periods of strong market appreciation, we believe it is important for investors to realize that almost half of the total long-term returns for stocks have come from dividends. In addition, dividend-paying stocks have historically been less volatile. While the Fund is participating on the market upside, we believe it is adequately positioned to outperform in down markets when volatility eventually returns to the equity markets.

The Fund’s underperformance compared to the strong S&P 500 Index return was partially due to its relatively conservative nature (e.g., low “beta”) and weak relative performance of holdings within the health technology and electronic technology sectors. Baxter International, Johnson & Johnson, International Business Machines Corp. and Broadcom Corp. were among the key laggards in these sectors. In addition, the Fund’s relative returns were negatively impacted by the strong performance of non-dividend paying stocks within the S&P 500 Index, such asAmazon.com, Google, Gilead Sciences, Celgene Corp. and Yahoo! On the positive side, strong performance of holdings within the finance, health services, and commercial services sectors contributed positively to returns over the past six months.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

Key outperformers within these sectors included Ameriprise Financial, First Republic Bank, Cardinal Health, McKesson Corp., Nielsen Holdings and Moody’s Corp.

We continue to believe that dividend-paying growth stocks remain attractive and will reward investors over the long-term, as companies begin to increase payout ratios from unprecedentedly low levels.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index [1]

Six Month	13.25%	13.22%	16.31%
One Year	28.18	27.95	32.39
Five Year	17.06	16.77	17.94
Ten Year	9.63	n/a	7.40
Since Inception - Class I (12/31/03)	9.63	n/a	7.40
Since Inception - Class S (3/31/06)	n/a	8.69	6.96

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/13:	$ 17.66 Per Share
Net Asset Value 6/30/13:	$ 16.35 Per Share
Total Net Assets:	$ 965.4 Million
Class S:
Net Asset Value 12/31/13:	$ 17.61 Per Share
Net Asset Value 6/30/13:	$ 16.29 Per Share
Total Net Assets:	$ 154.4 Million

Weighted Average Market Cap:	$ 92.1 Billion

TOP 10 HOLDINGS

  1. Chevron Corp.

  2. Johnson & Johnson

  3. JPMorgan Chase & Co.

  4. Microsoft Corp.

  5. PepsiCo, Inc.

  6. Verizon Communications, Inc.

  7. Honeywell International, Inc.

  8. Covidien, PLC

  9. Pfizer, Inc.

10. Procter & Gamble Co.

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.2%
Commercial Services - 3.4%
204,100	Corrections Corp. of America	6,545,487
121,800	Moody’s Corp.	9,557,646
196,650	Nielsen Holdings NV	9,024,268
134,300	Robert Half International, Inc.	5,639,257
28,600	WW Grainger, Inc.	7,305,012

		38,071,670

Communications - 3.3%
314,100	Rogers Communications, Inc.	14,213,025
463,100	Verizon Communications, Inc.	22,756,734

		36,969,759

Consumer Durables - 1.3%
127,500	Snap-On, Inc.	13,963,800

Consumer Non-Durables - 7.6%
106,100	Colgate-Palmolive Co.	6,918,781
96,350	Diageo, PLC, ADR	12,758,667
145,100	NIKE, Inc.	11,410,664
279,600	PepsiCo, Inc.	23,190,024
138,800	Philip Morris International, Inc.	12,093,644
233,000	Procter & Gamble Co.	18,968,530

		85,340,310

Consumer Services - 3.4%
88,350	McDonald’s Corp.	8,572,600
226,600	Time Warner, Inc.	15,798,552
157,300	Viacom, Inc.	13,738,582

		38,109,734

Electronic Technology - 8.8%
25,100	Apple, Inc.	14,083,861
500,500	Applied Materials, Inc.	8,853,845
239,600	Avago Technologies, Ltd.	12,672,444
286,500	EMC Corp.	7,205,475
579,300	Intel Corp.	15,038,628
100,800	International Business Machines Corp.	18,907,056
221,800	Qualcomm, Inc.	16,468,650
99,625	TE Connectivity, Ltd.	5,490,335

		98,720,294

Energy Minerals - 8.1%
289,900	Chevron Corp.	36,211,409
399,500	Marathon Oil Corp.	14,102,350
112,800	Marathon Petroleum Corp.	10,347,144
189,100	Occidental Petroleum Corp.	17,983,410
340,125	Suncor Energy, Inc.	11,921,381

		90,565,694

Quantity	Name of Issuer	Fair Value ($)

Finance - 15.6%
108,500	ACE, Ltd.	11,233,005
144,100	Ameriprise Financial, Inc.	16,578,705
361,850	Ares Capital Corp.	6,430,074
129,200	Arthur J Gallagher & Co.	6,063,356
227,400	Discover Financial Services	12,723,030
146,700	First Republic Bank	7,679,745
196,500	Franklin Resources, Inc.	11,343,945
72,300	Goldman Sachs Group, Inc.	12,815,898
432,400	JPMorgan Chase & Co.	25,286,752
281,900	Marsh & McLennan Cos., Inc.	13,632,684
205,500	MetLife, Inc.	11,080,560
123,100	State Street Corp.	9,034,309
372,300	US Bancorp	15,040,920
173,600	Validus Holdings, Ltd.	6,994,344
288,700	XL Group, PLC	9,192,208

		175,129,535

Health Services - 3.3%
210,100	Cardinal Health, Inc.	14,036,781
69,400	McKesson Corp.	11,201,160
154,000	UnitedHealth Group, Inc.	11,596,200

		36,834,141

Health Technology - 12.9%
275,260	Abbott Laboratories	10,550,717
134,000	Baxter International, Inc.	9,319,700
269,750	Bristol-Myers Squibb Co.	14,337,212
313,200	Covidien, PLC	21,328,920
366,225	Johnson & Johnson	33,542,548
329,500	Merck & Co., Inc.	16,491,475
666,400	Pfizer, Inc.	20,411,832
248,800	Stryker Corp.	18,694,832

		144,677,236

Industrial Services - 2.3%
118,800	National Oilwell Varco, Inc.	9,448,164
94,200	Oceaneering International, Inc.	7,430,496
205,450	Seadrill, Ltd.	8,439,886

		25,318,546

Process Industries - 2.2%
308,800	International Paper Co.	15,140,464
111,000	Syngenta AG, ADR	8,873,340

		24,013,804

Producer Manufacturing - 9.5%
77,500	3M Co.	10,869,375
76,500	Autoliv, Inc.	7,022,700
75,300	Caterpillar, Inc.	6,837,993
30,200	Cummins, Inc.	4,257,294

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

190,300	Eaton Corp., PLC	14,485,636
139,600	Emerson Electric Co.	9,797,128
247,000	Honeywell International, Inc.	22,568,390
337,900	Tyco International, Ltd.	13,867,416
150,200	United Technologies Corp.	17,092,760

		106,798,692

Retail Trade - 5.4%
232,100	CVS Caremark Corp.	16,611,397
155,200	Home Depot, Inc.	12,779,168
152,000	Macy’s, Inc.	8,116,800
175,100	TJX Cos., Inc.	11,159,123
150,000	Wal-Mart Stores, Inc.	11,803,500

		60,469,988

Technology Services - 4.8%
191,400	Accenture, PLC	15,736,908
104,850	Automatic Data Processing, Inc.	8,472,928
649,100	Microsoft Corp.	24,295,813
148,000	Oracle Corp.	5,662,480

		54,168,129

Transportation - 2.1%
85,450	Union Pacific Corp.	14,355,600
83,300	United Parcel Service, Inc.	8,753,164

		23,108,764

Quantity	Name of Issuer	Fair Value ($)

Utilities - 3.2%
377,200	Kinder Morgan, Inc.	13,579,200
153,500	NextEra Energy, Inc.	13,142,670
229,000	Wisconsin Energy Corp.	9,466,860

		36,188,730

Total Common Stocks (cost: $858,499,475)		1,088,448,826

Closed-End Mutual Funds - 1.6%
322,100	Kayne Anderson MLP Investment Co.	12,835,685
170,200	Tortoise Energy Capital Corp.	5,557,030

Total Closed-End Mutual Funds (cost: $14,749,587)		18,392,715

Total Investments in Securities - 98.8% (cost: $873,249,062)		1,106,841,541
Other Assets and Liabilities, net - 1.2%		13,073,654

Total Net Assets - 100.0%		$1,119,915,195

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	1,088,448,826	—	—	1,088,448,826
Closed-End Mutual Funds	18,392,715	—	—	18,392,715
Total:	1,106,841,541	—	—	1,106,841,541

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2013	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Global equity markets delivered strong returns as markets continued to benefit significantly from ongoing Quantitative Easing (QE) and other accommodative monetary policies from the U.S. Federal Reserve and the world’s central banks. In the last six months of 2013, the Sit Global Dividend Growth Fund Class I delivered a competitive absolute return of +12.41%, but trailed the +16.83% return of the MSCI World Index. As has been the case throughout most of 2013, the market leadership in the last half of 2013 continued to be in the higher beta, non-dividend paying stocks, which was a contributory factor to the Fund’s relative results trailing the Index. In the last six months of 2013, non-dividend-paying stocks within the MSCI World Index returned +24.5% and outperformed the dividend paying stocks in the Index, which returned +16.3%. Within the Index, the industrial, technology, and consumer discretionary sectors had the strongest returns while utilities and consumer staples trailed the Index return. Regionally, Europe was the top performing region, while Japan was the worst performing region.

Contributing most favorably to relative performance in the last six months were the Fund’s holdings in the finance sector. The good stock selection (BBVA, BNP Paribas, Allianz, Moody’s Corp, Franklin Resources, and Discover Financial Services) and positive currency effect helped meaningfully. The industrial (SGS, Komatsu and Deere), energy (Marathon Petroleum, Seadrill, and Chevron), and technology sectors (owning Avago and not owning non-dividend payers Facebook and Google) detracted the most from relative performance.

Regionally, Japan was the top country contributing to relative performance thanks to the positive currency effect. The translation from the Japanese yen for the Fund was less negative than the translation for the Index. The United States had by far the most negative impact to relative performance. This was due to less-than-stellar stock selection and included more defensive-type stocks such as: Verizon Communications, Kinder Morgan, McDonald’s Corporation, Chevron, and Marathon Petroleum. In addition, not owning the non-dividend paying stocks of Facebook, Google, Amazon, and Gilead Sciences also hurt the relative performance.

The portfolio continues to maintain a high quality bias as measured by historical dividend growth, free cash flow yield, earnings stability, return on invested capital, free cash flow margins and debt levels.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index, MSCI EAFE Index and MSCI World Index. The index used to compare the Fund’s performance was changed to the MSCI World Index from a composite index (comprised of 60% S&P 500 and 40% MSCI EAFE Index) because the Investment Adviser believes that the MSCI World Index is an appropriate broad-based securities market index which is more widely available to investors. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index. This is the Fund’s primary index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

4 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Importantly, despite this high quality bias, the portfolio is attractively valued compared to the Index. The dividend increases seen in the first six months of 2013 continued in the second half of 2013. Dividend increases remain on the rise, and the bulk of the companies (84%) in the Fund increased their dividends in the year 2013. The average dividend increase for the year was 12%.

Roger J. Sit            Raymond E. Sit    Tasha M. Murdoff

Kent L. Johnson    Michael J. Stellmacher

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013

	Sit Global Dividend Growth Fund		MSCI World Index [4]
	Class I	Class S

Six Month	12.41%	12.29%	16.83%
One Year	21.70	21.43	26.68
Five Year	13.38	13.09	15.02
Since Inception (9/30/08)	11.54	11.26	9.03

The index used to compare the Fund’s performance was changed to the MSCI World Index from a composite index (comprised of 60% S&P 500 and 40% MSCI EAFE Index) because the Investment Adviser believes that the MSCI World Index is an appropriate broad-based securities market index which is more widely available to investors.

as of December 31, 2013

	Sit Global Dividend Growth Fund			S&P	MSCI
	Class I	Class S	Composite Index [1]	500® Index [2]	EAFE Index [3]
Six Month	12.41%	12.29%	17.00%	16.31%	17.94%
One Year	21.70	21.43	28.57	32.39	22.78
Five Year	13.38	13.09	15.81	17.94	12.44
Since	11.54	11.26	9.92	11.61	7.16
Inception (9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE

Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

4 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/13:	$15.20 Per Share
Net Asset Value 6/30/13:	$14.27 Per Share
Total Net Assets:	$18.8 Million
Class S:
Net Asset Value 12/31/13:	$15.19 Per Share
Net Asset Value 6/30/13:	$14.25 Per Share
Total Net Assets:	$4.1 Million

Weighted Average Market Cap:	$98.1 Billion

TOP 10 HOLDINGS

  1. Chrevron Corp.

  2. Johnson & Johnson

  3. SGS SA

  4. GlaxoSmithKline, PLC, ADR

  5. Coviden, PLC

  6. Pfizer, Inc.

  7. Verizon Communications, Inc.

  8. Diageo, PLC, ADR

  9. Seven & I Holdings Co., Ltd.

10. JPMorgan Chase & Co.

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.8%
Asia - 6.8%
Australia - 2.3%
4,100	BHP Billiton, Ltd., ADR	279,620
8,350	Westpac Banking Corp., ADR	242,568

		522,188

China/Hong Kong - 1.3%
5,300	HSBC Holdings, PLC, ADR	292,189

Japan - 1.8%
10,700	Seven & I Holdings Co., Ltd.	426,037

Singapore - 1.4%
6,200	Avago Technologies, Ltd.	327,918

Europe - 34.2%
France - 3.0%
4,500	BNP Paribas SA	351,034
3,700	Schlumberger, Ltd.	333,407

		684,441

Germany - 3.9%
2,300	Allianz SE	413,831
845	Muenchener Rueckver AG	186,382
1,300	Siemens AG, ADR	180,063
420	Volkswagen AG	118,196

		898,472

Ireland - 4.3%
2,900	Accenture, PLC	238,438
7,200	Covidien, PLC	490,320
3,525	Eaton Corp., PLC	268,323

		997,081

Italy - 1.9%
5,950	Azimut Holding SpA	162,342
11,200	Eni SpA	270,634

		432,976

Norway - 1.3%
7,100	Seadrill, Ltd.	291,668

Spain - 3.3%
28,800	Banco Bilbao Vizcaya Argentaria SA, ADR	356,832
2,420	Inditex SA	399,571

		756,403

Sweden - 0.7%
1,925	Autoliv, Inc.	176,715

Switzerland - 6.4%
1,900	ACE, Ltd.	196,707
5,210	Nestle SA	381,841
230	SGS SA	529,518
4,450	Syngenta AG, ADR	355,733

		1,463,799

Quantity	Name of Issuer	Fair Value ($)

United Kingdom - 9.4%
3,900	British American Tobacco, PLC	209,330
12,095	Burberry Group, PLC	304,739
3,350	Diageo, PLC, ADR	443,607
45,845	DS Smith, PLC	252,784
9,200	GlaxoSmithKline, PLC, ADR	491,188
14,900	Pearson, PLC, ADR	333,760
1,550	Royal Dutch Shell, PLC, ADR	116,420

		2,151,828

Latin America - 1.1%
Brazil - 1.1%
4,100	AGCO Corp.	242,679

North America - 54.7%
Canada - 2.8%
8,000	Rogers Communications, Inc.	362,000
8,000	Suncor Energy, Inc.	280,400

		642,400

United States - 51.9%
1,375	3M Co.	192,844
675	Apple, Inc.	378,749
2,850	Automatic Data Processing, Inc.	230,308
4,800	Bristol-Myers Squibb Co.	255,120
4,900	Cardinal Health, Inc.	327,369
1,650	Caterpillar, Inc.	149,836
5,425	Chevron Corp.	677,637
1,225	Cummins, Inc.	172,688
4,100	CVS Caremark Corp.	293,437
4,100	Discover Financial Services	229,395
3,275	Emerson Electric Co.	229,840
3,150	Franklin Resources, Inc.	181,850
600	Goldman Sachs Group, Inc.	106,356
3,000	Home Depot, Inc.	247,020
4,600	Honeywell International, Inc.	420,302
6,900	Intel Corp.	179,124
950	International Business Machines Corp.	178,192
4,600	International Paper Co.	225,538
6,300	Johnson & Johnson	577,017
7,200	JPMorgan Chase & Co.	421,056
7,750	Kinder Morgan, Inc.	279,000
3,700	Marsh & McLennan Cos., Inc.	178,932
3,550	McDonald’s Corp.	344,456
6,200	Merck & Co., Inc.	310,310
4,200	MetLife, Inc.	226,464
6,500	Microsoft Corp.	243,295
2,450	Moody’s Corp.	192,252
2,400	NIKE, Inc.	188,736
1,700	Occidental Petroleum Corp.	161,670
4,350	PepsiCo, Inc.	360,789
15,300	Pfizer, Inc.	468,639
3,000	Philip Morris International, Inc.	261,390
3,250	Procter & Gamble Co.	264,582

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
3,300	Qualcomm, Inc.	245,025
1,500	Snap-On, Inc.	164,280
2,325	Stryker Corp.	174,700
3,925	Time Warner, Inc.	273,651
2,850	TJX Cos., Inc.	181,630
1,400	Union Pacific Corp.	235,200
2,300	United Parcel Service, Inc.	241,684
2,750	United Technologies Corp.	312,950
5,800	US Bancorp	234,320
9,300	Verizon Communications, Inc.	457,002
975	WW Grainger, Inc.	249,034

		11,923,669

Total Common Stocks (cost: $18,362,097)		22,230,463

Closed-End Mutual Funds - 0.9%
4,800	Kayne Anderson MLP Investment Co.	191,280

(cost: $134,750)

Total Investments in Securities - 97.7% (cost: $18,496,847)		22,421,743
Other Assets and Liabilities, net - 2.3%		537,510

Total Net Assets - 100.0%		$22,959,253

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.

DECEMBER 31, 2013	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	522,188	—	—	522,188
Brazil	242,679	—	—	242,679
Canada	642,400	—	—	642,400
China/Hong Kong	292,189	—	—	292,189
France	333,407	351,034	—	684,441
Germany	180,063	718,409	—	898,472
Ireland	997,081	—	—	997,081
Italy	—	432,976	—	432,976
Japan	—	426,037	—	426,037
Norway	291,668	—	—	291,668
Singapore	327,918	—	—	327,918
Spain	356,832	399,571	—	756,403
Sweden	176,715	—	—	176,715
Switzerland	552,440	911,359	—	1,463,799
United Kingdom	1,384,975	766,853	—	2,151,828
United States	11,923,669	—	—	11,923,669
	18,224,224	4,006,239	—	22,230,463
Closed-End Mutual Funds	191,280	—	—	191,280
Total:	18,415,504	4,006,239	—	22,421,743

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2013	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was +18.12%, compared to the +19.39% return for the Russell 1000® Growth Index.

U.S. stocks posted strong gains over the past six months, capping an outstanding year for investors. In fact, by most measures, the 2013 calendar year was the best annual performance in 16 years. An accommodative Federal Reserve, continued strong corporate profitability, and hopes for a somewhat improved corporate earnings backdrop were among the key reasons for the rally. While a positive backdrop remains in place for equities, we would caution investors not to expect the robust rally in recent months to continue at the same pace. First, we believe valuations for stocks are now at “fair” levels, given the sharp rise in prices. Second, investors may be concerned over the Federal Reserve’s actions to reduce the pace of its security purchase program (i.e., QE, or quantitative easing). This tapering will likely be accompanied by higher interest rates, representing a headwind for stocks. The continued modest growth environment and the potential for market volatility will likely steer investors into higher quality growth stocks, such as those emphasized in the Fund. Key attributes of portfolio holdings include companies that have strong balance sheets and generate significant free cash flow, while providing solid, predictable earnings growth. We continue to see appealing opportunities in many sectors for growth at attractive valuations, particularly within technology and healthcare. We also favor the retail trade and producer manufacturing sectors, which stand to benefit from a modest acceleration in economic growth that we expect in 2014.

Relative to the Russell 1000 Growth Index, the Fund’s performance was negatively impacted by stock selection in the consumer services, retail trade and utilities sectors. Sirius XM Holdings, McDon-ald’s Corp., Target Corp., Lululemon Athletica, Wisconsin Energy Corp. and Kinder Morgan were among the laggards in these sectors. Conversely, the Fund’s return benefited from strong performance of holdings within the consumer non-durables, consumer durables and health services groups. In terms of individual stocks in these sectors, the most positive contributors to returns included Michael Kors Holdings, NIKE, Polaris Industries and McKesson Corp.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

The single best performing stock over the period was 3D Systems (+96% six-month gain), while Broadcom (-20%) was the Fund’s worst performer.

We remain enthusiastic about the long-term outlook for companies held in the Fund, based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013
	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2
Six Month	18.12%	19.39%	16.86%
One Year	29.21	33.48	33.11
Five Year	15.77	20.39	18.59
Ten Year	7.79	7.83	7.78
Since Inception 3 (9/2/82)	10.04	11.10	11.96

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the perfor mance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/13:	$ 50.46 Per Share
Net Asset Value 6/30/13:	$ 47.53 Per Share
Total Net Assets:	$ 205.6 Million
Weighted Average Market Cap:	$ 110.2 Billion

TOP 10 HOLDINGS

  1. Google, Inc.

  2. Apple, Inc.

  3. Visa, Inc.

  4. Gilead Sciences, Inc.

  5. PepsiCo, Inc.

  6. Microsoft Corp.

  7. priceline.com, Inc.

  8. Ecolab, Inc.

  9. Home Depot, Inc.

10. Qualcomm, Inc.

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.9%
Commercial Services - 1.3%
40,200	Robert Half International, Inc.	1,687,998
4,000	WW Grainger, Inc.	1,021,680

		2,709,678

Communications - 2.5%
23,100	SBA Communications Corp. *	2,075,304
61,000	Verizon Communications, Inc.	2,997,540

		5,072,844

Consumer Durables - 1.4%
11,800	Polaris Industries, Inc.	1,718,552
11,400	Tupperware Brands Corp.	1,077,642

		2,796,194

Consumer Non-Durables - 9.3%
68,200	Coca-Cola Co.	2,817,342
32,800	Michael Kors Holdings, Ltd. *	2,663,032
33,400	NIKE, Inc.	2,626,576
53,800	PepsiCo, Inc.	4,462,172
35,500	Philip Morris International, Inc.	3,093,115
42,700	Procter & Gamble Co.	3,476,207

		19,138,444

Consumer Services - 5.5%
20,200	McDonald’s Corp.	1,960,006
271,500	Sirius XM Holdings, Inc. *	947,535
15,375	Time Warner, Inc.	1,071,945
64,900	Twenty-First Century Fox, Inc.	2,283,182
23,100	Visa, Inc.	5,143,908

		11,406,576

Electronic Technology - 12.5%
32,000	3D Systems Corp. *	2,973,760
12,625	Apple, Inc.	7,084,014
117,700	Applied Materials, Inc.	2,082,113
35,700	Avago Technologies, Ltd.	1,888,173
88,600	Ciena Corp. *	2,120,198
58,600	EMC Corp.	1,473,790
53,300	Intel Corp.	1,383,668
16,600	International Business Machines Corp.	3,113,662
47,200	Qualcomm, Inc.	3,504,600

		25,623,978

Energy Minerals - 3.5%
20,700	Chevron Corp.	2,585,637
19,800	Continental Resources, Inc. *	2,227,896
14,100	Marathon Petroleum Corp.	1,293,393
11,400	Occidental Petroleum Corp.	1,084,140

		7,191,066

Finance - 4.5%
11,100	ACE, Ltd.	1,149,183

Quantity	Name of Issuer	Fair Value ($)

36,400	Franklin Resources, Inc.	2,101,372
9,300	Goldman Sachs Group, Inc.	1,648,518
35,700	JPMorgan Chase & Co.	2,087,736
25,600	Marsh & McLennan Cos., Inc.	1,238,016
18,900	MetLife, Inc.	1,019,088

		9,243,913

Health Services - 3.5%
26,200	Express Scripts Holding Co. *	1,840,288
12,700	McKesson Corp.	2,049,780
44,300	UnitedHealth Group, Inc.	3,335,790

		7,225,858

Health Technology - 12.6%
11,200	Alexion Pharmaceuticals, Inc. *	1,490,272
16,600	Allergan, Inc.	1,843,928
37,600	Bristol-Myers Squibb Co.	1,998,440
19,000	Celgene Corp. *	3,210,240
36,200	Covidien, PLC	2,465,220
60,400	Gilead Sciences, Inc. *	4,539,060
19,800	Johnson & Johnson	1,813,482
89,454	Pfizer, Inc.	2,739,976
2,600	Regeneron Pharmaceuticals, Inc. *	715,624
26,200	Stryker Corp.	1,968,668
17,100	Thermo Fisher Scientific, Inc.	1,904,085
35,775	Zoetis, Inc.	1,169,485

		25,858,480

Industrial Services - 1.7%
32,300	Schlumberger, Ltd.	2,910,553
12,300	Seadrill, Ltd.	505,284

		3,415,837

Process Industries - 4.1%
4,700	CF Industries Holdings, Inc.	1,095,288
35,900	Ecolab, Inc.	3,743,293
35,300	International Paper Co.	1,730,759
14,600	Praxair, Inc.	1,898,438

		8,467,778

Producer Manufacturing - 9.5%
17,700	3M Co.	2,482,425
1,600	Caterpillar, Inc.	145,296
4,800	Cummins, Inc.	676,656
39,800	Danaher Corp.	3,072,560
29,600	Eaton Corp., PLC	2,253,152
26,700	Emerson Electric Co.	1,873,806
19,800	Flowserve Corp.	1,560,834
26,500	Honeywell International, Inc.	2,421,305
8,500	Precision Castparts Corp.	2,289,050
24,300	United Technologies Corp.	2,765,340

		19,540,424

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
Retail Trade - 9.7%
6,800	Amazon.com, Inc. *	2,711,772
47,200	CVS Caremark Corp.	3,378,104
38,900	Dick’s Sporting Goods, Inc.	2,260,090
30,700	eBay, Inc. *	1,685,123
44,200	Home Depot, Inc.	3,639,428
24,400	Target Corp.	1,543,788
48,700	TJX Cos., Inc.	3,103,651
21,300	Wal-Mart Stores, Inc.	1,676,097

		19,998,053

Technology Services - 14.5%
41,300	Accenture, PLC	3,395,686
17,100	Adobe Systems, Inc. *	1,023,948
14,400	ANSYS, Inc. *	1,255,680
23,400	Cognizant Technology Solutions Corp. *	2,362,932
7,800	Google, Inc. *	8,741,538
23,900	Informatica Corp. *	991,850
4,300	LinkedIn Corp. *	932,369
114,800	Microsoft Corp.	4,296,964
74,500	Oracle Corp.	2,850,370
3,400	priceline.com, Inc. *	3,952,160

		29,803,497

Transportation - 2.2%
18,600	Union Pacific Corp.	3,124,800
13,300	United Parcel Service, Inc.	1,397,564

		4,522,364

Quantity	Name of Issuer	Fair Value ($)

Utilities - 0.6%
32,100	Wisconsin Energy Corp.	1,327,014

Total Common Stocks (cost: $127,729,391)		203,341,998

Total Investments in Securities - 98.9% (cost: $127,729,391)		203,341,998
Other Assets and Liabilities, net - 1.1%		2,280,785

Total Net Assets - 100.0%		$205,622,783

*    Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	203,341,998	—	—	203,341,998
Total:	203,341,998	—	—	203,341,998

**        For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2013	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s return for the second half of 2013 was +22.48%, compared to +18.34% for the Russell MidCap® Growth Index. The S&P Mid Cap 400® Index rose +16.51% during the period.

Equity markets continued to deliver strong returns during the second half of 2013, as positive sentiment for stocks was driven by worldwide central bank liquidity and signs of a gradual acceleration in economic growth, particularly in developed markets, such as the U.S., Europe and Japan. With the strong increase in stock prices, however, valuations are significantly higher compared to this time last year, and we caution investors to not extrapolate recent exceptional returns into the coming year. We feel strongly that an emphasis on “quality” is particularly important, in light of higher stock valuations and the potential for an increase in market volatility as the Federal Reserve begins to reduce the level of security purchases (i.e., “quantitative easing”) that has helped buoy markets since the buying program began in late 2008. In terms of positioning, the Fund remains well diversified among sectors, with the largest sector weights in producer manufacturing, finance and technology services. We feel these sectors offer the most attractive combination of cyclical and secular growth. For example, within producer manufacturing, end markets are recovering in key industries, such as commercial aerospace, automotive and commercial construction. In addition, energy production within the U.S. is creating demand for equipment and creating a cost advantage for U.S. companies based on the price and availability of energy, particularly natural gas. Conversely, relative to the Russell MidCap Growth Index, consumer non-durables is the most significant underweighted sector in the Fund. Valuations appear extended in this sector and growth rates are generally below market averages.

Over the past six months, the Fund posted both strong absolute returns and relative returns versus the Russell MidCap Growth Index. A key reason for the Fund’s outperformance was stock selection in several sectors, including consumer non-durables, finance and technology services. Stocks that turned in strong performances in these sectors over the period included Iconix Brand Group, Michael Kors Holdings, Ameriprise Financial, Affiliated Managers Group, Cognizant Technology Solutions and priceline.com.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

In addition, within the electronic technology sector, the Fund benefitted from strong performance of 3D Systems Corp., which rose over 90% during the second half of 2013. Conversely, stock selection in the utilities and retail trade sectors detracted from relative returns over the time period. Laggards in these sectors included Wis-consin Energy Corp., Calpine Corp., Lululemon Athletica and Ulta Salon Cosmetics & Fragrance.

Our research staff remains committed and focused on identifying long-term investment opportunities that will help our shareholders achieve their investment goals over the long-term.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013
	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index 1	Russell Midcap® Index 2
Six Month	22.48%	18.34%	16.73%
One Year	33.42	35.74	34.76
Five Year	20.53	23.37	22.36
Ten Year	9.34	9.77	10.22
Since Inception (9/2/82)	12.23	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are com- pounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/13:	$20.56 Per Share
Net Asset Value 6/30/13:	$17.69 Per Share
Total Net Assets:	$178.9 Million
Weighted Average Market Cap:	$17.5 Billion

TOP 10 HOLDINGS

  1. TJX Cos., Inc.

  2. Cognizant Technology Solutions Corp.

  3. Iconix Brand Group, Inc.

  4. Dunkin’ Brands Group, Inc.

  5. Ecolab, Inc.

  6. Ultimate Software Group, Inc.

  7. Ameriprise Financial, Inc.

  8. priceline.com, Inc.

  9. ANSYS, Inc.

10. Affiliated Managers Group, Inc.

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.0%
Commercial Services - 4.4%
34,700	Cardtronics, Inc. *	1,507,715
19,100	Moody’s Corp.	1,498,777
31,200	Nielsen Holdings NV	1,431,768
31,500	Robert Half International, Inc.	1,322,685
10,000	Towers Watson & Co.	1,276,100
3,500	WW Grainger, Inc.	893,970

		7,931,015

Communications - 1.2%
24,200	SBA Communications Corp. *	2,174,128

Consumer Durables - 4.8%
13,100	Fossil Group, Inc. *	1,571,214
15,900	Polaris Industries, Inc.	2,315,676
27,000	Snap-On, Inc.	2,957,040
18,300	Tupperware Brands Corp.	1,729,899

		8,573,829

Consumer Non-Durables - 4.8%
52,200	Coca-Cola Enterprises, Inc.	2,303,586
97,000	Iconix Brand Group, Inc. *	3,850,900
28,900	Michael Kors Holdings, Ltd. *	2,346,391

		8,500,877

Consumer Services - 6.4%
16,000	AMC Networks, Inc. *	1,089,760
5,800	Chipotle Mexican Grill, Inc. *	3,090,124
74,900	Dunkin’ Brands Group, Inc.	3,610,180
53,600	Lions Gate Entertainment Corp.	1,696,976
39,532	Marriott International, Inc.	1,951,300

		11,438,340

Electronic Technology - 7.2%
26,600	3D Systems Corp. *	2,471,938
49,500	Avago Technologies, Ltd.	2,618,055
102,400	Ciena Corp. *	2,450,432
11,100	F5 Networks, Inc. *	1,008,546
29,500	Linear Technology Corp.	1,343,725
10,700	MICROS Systems, Inc. *	613,859
80,800	Skyworks Solutions, Inc. *	2,307,648

		12,814,203

Energy Minerals - 4.5%
17,600	Continental Resources, Inc. *	1,980,352
44,500	Gulfport Energy Corp. *	2,810,175
26,100	Marathon Petroleum Corp.	2,394,153
20,400	Southwestern Energy Co. *	802,332

		7,987,012

Finance - 10.4%
18,050	ACE, Ltd.	1,868,716
14,800	Affiliated Managers Group, Inc. *	3,209,824
29,000	Ameriprise Financial, Inc.	3,336,450

Quantity	Name of Issuer	Fair Value ($)

19,800	Arthur J Gallagher & Co.	929,214
24,700	Discover Financial Services	1,381,965
19,700	First Republic Bank	1,031,295
7,200	IntercontinentalExchange Group, Inc. *	1,619,424
32,200	Marsh & McLennan Cos., Inc.	1,557,192
17,600	Signature Bank/New York NY *	1,890,592
21,400	T Rowe Price Group, Inc.	1,792,678

		18,617,350

Health Services - 1.6%
25,000	Express Scripts Holding Co. *	1,756,000
10,300	Stericycle, Inc. *	1,196,551

		2,952,551

Health Technology - 7.5%
14,600	Alexion Pharmaceuticals, Inc. *	1,942,676
18,300	Allergan, Inc.	2,032,764
16,100	Celgene Corp. *	2,720,256
7,900	Cubist Pharmaceuticals, Inc. *	544,073
13,400	IDEXX Laboratories, Inc. *	1,425,358
8,500	Jazz Pharmaceuticals, PLC *	1,075,760
24,050	Thermo Fisher Scientific, Inc.	2,677,968
14,200	Vertex Pharmaceuticals, Inc. *	1,055,060

		13,473,915

Industrial Services - 5.7%
34,800	Chicago Bridge & Iron Co. NV	2,893,272
13,900	Jacobs Engineering Group, Inc. *	875,561
11,000	National Oilwell Varco, Inc.	874,830
14,950	Schlumberger, Ltd.	1,347,144
32,100	Seadrill, Ltd.	1,318,668
65,400	Waste Connections, Inc.	2,853,402

		10,162,877

Non-Energy Minerals - 0.4%
9,300	Eagle Materials, Inc.	720,099

Process Industries - 6.2%
17,200	Airgas, Inc.	1,923,820
7,100	CF Industries Holdings, Inc.	1,654,584
33,300	Ecolab, Inc.	3,472,191
37,300	FMC Corp.	2,814,658
20,600	Scotts Miracle-Gro Co.	1,281,732

		11,146,985

Producer Manufacturing - 11.4%
31,600	AGCO Corp.	1,870,404
51,700	AMETEK, Inc.	2,723,039
20,300	Cummins, Inc.	2,861,691
11,621	Eaton Corp., PLC	884,591
28,800	Flowserve Corp.	2,270,304
15,500	MSC Industrial Direct Co., Inc.	1,253,485
11,900	Precision Castparts Corp.	3,204,670
25,500	SPX Corp.	2,540,055

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

79,800	Trimble Navigation, Ltd. *	2,769,060

		20,377,299

Retail Trade - 9.9%
15,800	Bed Bath & Beyond, Inc. *	1,268,740
52,100	Dick’s Sporting Goods, Inc.	3,027,010
13,100	Dollar Tree, Inc. *	739,102
26,600	Lululemon Athletica, Inc. *	1,570,198
58,600	Macy’s, Inc.	3,129,240
18,300	Nordstrom, Inc.	1,130,940
78,300	TJX Cos., Inc.	4,990,059
19,500	Ulta Salon Cosmetics & Fragrance, Inc. *	1,882,140

		17,737,429

Technology Services - 10.4%
37,400	ANSYS, Inc. *	3,261,280
20,100	Aspen Technology, Inc. *	840,180
8,600	Citrix Systems, Inc. *	543,950
38,300	Cognizant Technology Solutions Corp. *	3,867,534
13,500	CommVault Systems, Inc. *	1,010,880
12,400	Concur Technologies, Inc. *	1,279,432
13,700	Informatica Corp. *	568,550
2,000	LinkedIn Corp. *	433,660
2,850	priceline.com, Inc. *	3,312,840
22,600	Ultimate Software Group, Inc. *	3,462,772

		18,581,078

Quantity	Name of Issuer	Fair Value ($)

Transportation - 0.8%
19,800	Alaska Air Group, Inc.	1,452,726

Utilities - 1.4%
51,500	Calpine Corp. *	1,004,765
35,300	Wisconsin Energy Corp.	1,459,302

		2,464,067

Total Common Stocks (cost: $93,360,771)		177,105,780

Total Investments in Securities - 99.0% (cost: $93,360,771)		177,105,780
Other Assets and Liabilities, net - 1.0%		1,814,953

Total Net Assets - 100.0%		$178,920,733

*     Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	177,105,780	—	—	177,105,780
Total:	177,105,780	—	—	177,105,780

**     For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2013	29

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months ($6.7 billion as of December 31, 2013).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +23.06% over the past six months. This compares to the six-month return of +22.02% for the Russell 2000® Growth Index and the +19.82% return for the Russell 2000® Index.

Small capitalization stocks posted exceptional returns over the past six months, clearly benefitting from the “risk on” environment prevailing during the period, as equity markets surged to record highs. While we remain constructive on the outlook for stocks in the coming year, the pace of appreciation will likely slow as valuations are higher and the prospect of higher interest rates may give investors pause. In general, however, we believe the odds favor a continuance of slow, but steady, economic growth in 2014 and a favorable environment for small cap stocks. We strongly believe that a focus must be placed on quality growth companies in the context of a well-diversified portfolio. Fortunately, our investment staff continues to identify attractive themes within many sectors. For example, innovation in wireless communications is driving growth for many technology equipment companies and “cloud” computing is driving growth for many software companies held in the Fund. Producer manufacturing companies are benefitting from booming low energy costs in the U.S., strong end market recoveries in key areas such as construction and aerospace, and infrastructure growth in emerging economies. We continue to believe there are opportunities in healthcare, even in the context of a changing, more regulated environment (i.e., “Obamacare”). Our investment focus is on companies that provide good value – primarily through therapies, new drugs or technology – that can lead to lower costs over time.

The Fund outperformed the Russell 2000 Growth Index over during the second half of 2013. Relative performance was positively impacted by stock selection in the electronic technology, consumer durables and finance sectors. Key winners in these sectors included 3D Systems Corp., Volterra Semiconductor Corp., Polaris Industries, Snap-On, First Republic Bank and Affiliated Managers Group. Conversely, holdings in health technology, industrial services and retail trade negatively impacted returns over the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

In terms of individual stocks in these sectors, Intuitive Surgical, Puma Biotechnology, Waste Connections, Atwood Oceanics, Luluelemon Athletica and Ulta Salon Cosmetics & Fragrance detracted from returns over the period.

Our research team remains highly focused on identifying long-term investment opportunities within the small cap universe.

We appreciate shareholders’ continued interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	23.06%	22.02%	19.82%
One Year	35.66	43.30	38.82
Five Year	21.27	22.58	20.08
Ten Year	9.43	9.41	9.07
Since Inception	11.48	8.18	9.87
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemp tion of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the perfor mance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/13:	$61.63 Per Share
Net Asset Value 6/30/13:	$50.08 Per Share
Total Net Assets:	$101.7 Million
Weighted Average Market Cap:	$6.7 Billion

TOP 10 HOLDINGS

  1. Ultimate Software Group, Inc.

  2. Gulfport Energy Corp.

  3. Polaris Industries, Inc.

  4. Affiliated Managers Group, Inc.

  5. Iconix Brand Group, Inc.

  6. Snap-On, Inc.

  7. First Republic Bank/CA

  8. Dunkin’ Brands Group, Inc.

  9. Buffalo Wild Wings, Inc.

10. Concur Technologies, Inc.

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.5%
Commercial Services - 3.3%
20,000	Cardtronics, Inc. *	869,000
19,400	DigitalGlobe, Inc. *	798,310
49,000	On Assignment, Inc. *	1,711,080

		3,378,390

Communications - 1.9%
13,150	SBA Communications Corp. *	1,181,396
24,100	TW Telecom, Inc. *	734,327

		1,915,723

Consumer Durables - 6.3%
8,000	Fossil Group, Inc. *	959,520
16,500	Polaris Industries, Inc.	2,403,060
19,200	Snap-On, Inc.	2,102,784
10,400	Tupperware Brands Corp.	983,112

		6,448,476

Consumer Non-Durables - 2.8%
55,400	Iconix Brand Group, Inc. *	2,199,380
16,700	Prestige Brands Holdings, Inc. *	597,860

		2,797,240

Consumer Services - 5.0%
13,800	Buffalo Wild Wings, Inc. *	2,031,360
42,800	Dunkin’ Brands Group, Inc.	2,062,960
30,700	Lions Gate Entertainment Corp. *	971,962

		5,066,282

Electronic Technology - 7.3%
15,250	3D Systems Corp. *	1,417,183
59,000	Ciena Corp. *	1,411,870
5,600	F5 Networks, Inc. *	508,816
28,500	Invensense, Inc. *	592,230
9,000	MICROS Systems, Inc. *	516,330
51,500	Skyworks Solutions, Inc. *	1,470,840
28,800	Synaptics, Inc. *	1,492,128

		7,409,397

Energy Minerals - 4.2%
27,000	EPL Oil & Gas, Inc. *	769,500
39,700	Gulfport Energy Corp. *	2,507,055
23,200	Western Refining, Inc.	983,912

		4,260,467

Finance - 9.5%
10,300	Affiliated Managers Group, Inc. *	2,233,864
16,300	Axis Capital Holdings, Ltd. *	775,391
39,700	First Republic Bank/CA	2,078,295
13,800	Signature Bank/New York NY *	1,482,396

Quantity	Name of Issuer	Fair Value ($)

12,650	Stifel Financial Corp. *	606,188
30,500	TCF Financial Corp.	495,625
18,100	Texas Capital Bancshares, Inc. *	1,125,820
22,400	Validus Holdings, Ltd.	902,496

		9,700,075

Health Services - 5.7%
25,500	Advisory Board Co. *	1,623,585
8,900	Air Methods Corp.*	519,137
4,600	Athenahealth, Inc.*	618,700
38,000	Healthcare Services Group, Inc.	1,078,060
12,400	Parexel International Corp. *	560,232
12,300	Stericycle, Inc.*	1,428,891

		5,828,605

Health Technology - 10.1%
14,300	Alexion Pharmaceuticals, Inc. *	1,902,758
6,300	Align Technology, Inc. *	360,045
10,100	Celgene Corp.*	1,706,496
20,400	Celldex Therapeutics, Inc. *	493,884
11,400	Cubist Pharmaceuticals, Inc. *	785,118
18,700	Haemonetics Corp.*	787,831
17,700	Isis Pharmaceuticals, Inc. *	705,168
13,500	NuVasive, Inc.*	436,455
13,800	PerkinElmer, Inc.	568,974
18,400	STERIS Corp.	884,120
7,700	Techne Corp.	728,959
12,900	Thoratec Corp.*	472,140
17,600	Volcano Corp.*	384,560

		10,216,508

Industrial Services - 6.5%
24,300	Atwood Oceanics, Inc. *	1,297,377
18,900	Chicago Bridge & Iron Co. NV	1,571,346
5,200	Core Laboratories NV *	992,940
24,600	EMCOR Group, Inc.	1,044,024
39,100	Waste Connections, Inc.	1,705,933

		6,611,620

Non-Energy Minerals - 0.4%
5,300	Eagle Materials, Inc.	410,379

Process Industries - 1.7%
4,100	CF Industries Holdings, Inc.	955,464
11,900	Scotts Miracle-Gro Co.	740,418

		1,695,882

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 12.8%
9,300	AGCO Corp.	550,467
31,600	AMETEK, Inc.	1,664,372
5,300	Applied Industrial Technologies, Inc.	260,177
14,000	CLARCOR, Inc.	900,900
14,400	Crane Co.	968,400
25,500	IDEX Corp.	1,883,175
25,800	ITT Corp.	1,120,236
14,000	Lincoln Electric Holdings, Inc.	998,760
8,400	MSC Industrial Direct Co., Inc.	679,308
11,300	Proto Labs, Inc. *	804,334
7,120	RBC Bearings, Inc. *	503,740
37,700	Trimble Navigation, Ltd.*	1,308,190
18,600	Wabtec Corp.	1,381,422

		13,023,481

Retail Trade - 4.2%
10,900	Casey’s General Stores, Inc.	765,725
28,600	Dick’s Sporting Goods, Inc.	1,661,660
14,800	Lululemon Athletica, Inc.*	873,644
9,700	Ulta Salon Cosmetics & Fragrance, Inc.*	936,244

		4,237,273

Technology Services - 13.7%
18,300	ANSYS, Inc. *	1,595,760
16,800	Aspen Technology, Inc. *	702,240
7,900	Citrix Systems, Inc. *	499,675
19,700	CommVault Systems, Inc.*	1,475,136
18,600	Concur Technologies, Inc.*	1,919,148

Quantity	Name of Issuer	Fair Value ($)

28,400	Informatica Corp. *	1,178,600
14,100	Solera Holdings, Inc.	997,716
17,700	Syntel, Inc.	1,609,815
17,300	Ultimate Software Group, Inc.*	2,650,706
40,500	Web.Com Group, Inc. *	1,287,495

		13,916,291

Transportation - 2.5%
13,800	Alaska Air Group, Inc.	1,012,506
38,100	Knight Transportation, Inc.	698,754
38,800	Swift Transportation Co. *	861,748

		2,573,008

Utilities - 0.6%
6,300	ITC Holdings Corp.	603,666

Total Common Stocks (cost: $58,865,585)		100,092,763

Total Investments in Securities - 98.5% (cost: $58,865,585)		100,092,763
Other Assets and Liabilities, net - 1.5%		1,570,759

Total Net Assets - 100.0%		$101,663,522

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements) :

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	100,092,763	—	—	100,092,763
Total:	100,092,763	—	—	100,092,763

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2013	33

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

International equity markets rallied strong in the last six months of 2013. Europe lead the way in U.S. dollar terms, while Japanese equities trailed the market; however, in local currency terms, Japanese equities were the clear winner. Equity markets continued to benefit significantly from ongoing Quantitative Easing and other accommodative monetary policies from the U.S. Federal Reserve and the world’s central banks. In this positive equity market performance environment, the Sit International Growth Fund appreciated +14.98%, modestly underperforming the MSCI EAFE Growth Index return of +16.20%. Within the Index, the telecommunication, industrial, and finance sectors had the strongest returns. The utility sector was the only sector to post negative returns.

The finance and telecommunication sectors were the two of the top contributing sectors thanks to good stock selection and the overweight position. The underweight position in the consumer staples sector had a meaningful positive impact on relative performance. The industrial sector was by far the largest detractor given the underweight position and the strong performance of the Index. Regionally, Europe was the top contributor as good stock selection offset the modest underweight position. The rest of Europe materially negatively impacted the portfolio due mostly to less-than-stellar stock selection.

In Europe, the economic recovery appears to be gaining traction with economic indicators proving to be more positive. We believe the European strategy set in place earlier in 2013 remains intact. Europe will continue to experience growth, albeit absolute growth will be lower than that of Asia and the U.S., but larger in terms of change from 2013 to 2014. The domestic issues (high unemployment, low spending, etc.) remain but the region will experience growth thanks in part to the improvement in the manufacturing sector. The focus remains on high quality, cash generative companies with stronger relative sales and earnings growth. The strategy is to maintain a balanced portfolio with a tilt toward modestly higher beta companies, such as more cyclical and financial companies along with domestic consumption companies.

The Japanese equity market has been considered a “safe-haven” market the past several years; however, we believe this will no longer be the case given the structural risks to the economy and the unproven

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

nature of Mr. Abe’s economic policies. In combination with only average valuations from a historical perspective and modest domestic growth prospects, we see Japanese equities as unattractive as a whole and therefore remain underweight Japan. The holdings remain focused on defensive consumption-driven companies and export-oriented businesses. China’s economic growth moderation has been less than expected with economic growth still around +7.5 percent. Stabilization of China’s economic growth will benefit its neighboring countries, along with the rest of the world. The Fund’sAsia ex-Japan investments are centered on consumer-related, materials, and energy-related companies. In summary, the Fund continues to maintain a high quality bias as measured by free cash flow yield, earnings stability, return on invested capital, free cash flow margins, and debt levels.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2013

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
Six Month	14.98%	16.20%	17.94%
One Year	17.56	22.55	22.78
Five Year	11.73	12.82	12.44
Ten Year	5.46	6.97	6.91
Since Inception	4.45	4.51	5.84
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are com-pounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	71.3%	66.4%
Asia	23.1%	33.2%
Other	3.8%	0.4%
Cash & Other Net Assets	1.8%	—

Based on total net assets as of December 31, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/13:	$17.13 Per Share
Net Asset Value 6/30/13:	$15.05 Per Share
Total Net Assets:	$23.8 Million
Weighted Average Market Cap:	$69.0 Billion

TOP 10 HOLDINGS

  1. Diageo, PLC, ADR

  2. Nestle SA

  3. British American Tobacco, PLC

  4. BHP Billiton, Ltd.

  5. SGS SA

  6. Syngenta AG

  7. Honda Motor Co., Ltd.

  8. Inditex SA

  9. ING Groep NV

10. Roche Holding AG

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.2%
Africa/Middle East - 0.9%
South Africa - 0.9%
4,500	Sasol, Ltd., ADR	222,525

Asia - 23.1%
Australia - 5.1%
7,575	Australia & New Zealand Banking Group, Ltd.	218,676
18,850	BHP Billiton, Ltd.	642,650
12,200	Westpac Banking Corp., ADR	354,410

		1,215,736

China/Hong Kong - 4.7%
30,950	HSBC Holdings, PLC	337,396
9,860	HSBC Holdings, PLC	108,206
19,000	Hutchison Whampoa, Ltd.	258,890
5,800	New Oriental Education & Tech. Group, ADR	182,700
9,950	Standard Chartered, PLC	224,741

		1,111,933

Japan - 11.4%
37,000	Daicel Corp.	301,543
13,800	Honda Motor Co., Ltd.	569,624
3,300	Japan Tobacco, Inc.	107,378
13,000	Kubota Corp.	215,634
4,800	Makita Corp.	252,445
9,200	Seven & I Holdings Co., Ltd.	366,311
1,000	SMC Corp.	252,389
3,900	Softbank Corp.	342,228
5,900	Sumitomo Mitsui Financial Group, Inc.	306,820

		2,714,372

Singapore - 1.3%
6,000	Avago Technologies, Ltd.	317,340

South Korea - 0.6%
200	Samsung Electronics Co., Ltd., GDR	130,600

Europe - 71.3%
Denmark - 1.0%
1,350	Novo Nordisk A/S	247,457

France - 7.1%
5,710	BNP Paribas SA	445,423
2,525	Dassault Systemes SA	313,428
4,380	Ingenico	351,601
2,175	Sanofi	232,280
3,950	Schlumberger, Ltd.	355,934

		1,698,666

Quantity	Name of Issuer	Fair Value ($)

Germany - 10.6%
3,200	Adidas AG	408,059
3,025	Allianz SE	544,277
1,150	Linde AG	240,795
1,160	Muenchener Rueckver AG	255,862
1,090	Rational AG	361,589
2,800	SAP AG, ADR	243,992
1,900	Siemens AG, ADR	263,169
685	Volkswagen AG	192,773

		2,510,516

Ireland - 2.2%
7,650	Covidien, PLC	520,965

Italy - 4.0%
9,800	Azimut Holding SpA	267,386
9,750	Eni SpA	235,597
31,200	Prada SpA	278,702
3,600	Tenaris SA, ADR	157,284

		938,969

Netherlands - 4.8%
2,450	ASML Holding NV	229,565
3,165	Gemalto NV	348,327
39,700	ING Groep NV *	554,553

		1,132,445

Norway - 1.7%
9,900	Seadrill, Ltd.	406,692

Spain - 3.9%
30,300	Banco Bilbao Vizcaya Argentaria SA, ADR	375,417
3,360	Inditex SA	554,776

		930,193

Sweden - 1.0%
2,700	Autoliv, Inc.	247,860

Switzerland - 17.5%
4,690	Adecco SA	372,324
10,695	Credit Suisse Group AG, ADR	331,973
9,710	Nestle SA	711,646
5,225	Novartis AG	418,780
1,955	Roche Holding AG	547,647
257	SGS SA	591,679
2,255	Sulzer AG	364,366
360	Swatch Group AG	238,609
1,460	Syngenta AG	582,098

		4,159,122

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

United Kingdom - 17.5%
4,035	Bellway, PLC	105,109
13,000	British American Tobacco, PLC	697,767
14,595	Burberry Group, PLC	367,727
5,450	Diageo, PLC, ADR	721,689
54,455	DS Smith, PLC	300,258
8,950	GlaxoSmithKline, PLC, ADR	477,840
13,200	Pearson, PLC, ADR	295,680
4,020	Reckitt Benckiser Group, PLC	319,334
4,700	Royal Dutch Shell, PLC, ADR	353,017
3,485	Shire, PLC	164,239
88,600	Vodafone Group, PLC	348,837

		4,151,497

Latin America - 1.1%
Brazil - 1.1%
4,300	AGCO Corp.	254,517

North America - 1.8%
Canada - 1.8%
3,300	Lululemon Athletica, Inc. *	194,799
5,200	Rogers Communications, Inc.	235,300

		430,099

Total Common Stocks (cost: $17,389,485)		23,341,504

Total Investments in Securities - 98.2% (cost: $17,389,485)		23,341,504
Other Assets and Liabilities, net - 1.8%		420,659

Total Net Assets - 100.0%		$23,762,163

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2013	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	354,410	861,326	—	1,215,736
Brazil	254,517	—	—	254,517
Canada	430,099	—	—	430,099
China/Hong Kong	182,700	929,233	—	1,111,933
Denmark	—	247,457	—	247,457
France	355,934	1,342,732	—	1,698,666
Germany	507,161	2,003,355	—	2,510,516
Ireland	520,965	—	—	520,965
Italy	157,284	781,685	—	938,969
Japan	—	2,714,372	—	2,714,372
Netherlands	229,565	902,880	—	1,132,445
Norway	406,692	—	—	406,692
Singapore	317,340	—	—	317,340
South Africa	222,525	—	—	222,525
South Korea	130,600	—	—	130,600
Spain	375,417	554,776	—	930,193
Sweden	247,860	—	—	247,860
Switzerland	331,973	3,827,149	—	4,159,122
United Kingdom	1,848,226	2,303,271	—	4,151,497
Total:	6,873,268	16,468,236	—	23,341,504

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2013	39

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Emerging markets stocks performed well in the last six months of 2013. The Sit Developing Markets Growth Fund appreciated +10.53%, handily outperforming the MSCI Emerging Markets Index, which rose +6.63%. The strongest performing regions in the Index were Africa/Middle East and Asia/Pacific ex-Japan. Latin America stocks were by far the worst performing region within an emerging markets context. The environment remained a “risk-on” one, therefore the technology, industrial, materials, and consumer discretionary sectors performed well in the Index. Consumer staple stocks were the only sector to have negative returns.

Geographically, China was the top country contributing to both absolute and relative performance. The energy holdings of China Oilfield Services, and ENN Energy, along with the discretionary names of New Oriental Education and TravelSky Technology, were the top contributors. South Africa (Naspers and Sasol) also meaningfully contributed to the positive absolute and relative performance. In addition, Turkey added to the relative performance, given the 0% weight and the significant underperformance in the Index. Given the overweight stance and the underperformance in the region, Thailand took away the most from the absolute and relative performance. Brazil also took away from the absolute and relative performance due to negative stock selection and currency effect.

On a sector basis, energy (China Oilfield Services, Gazprom, China Shenhua Energy and Sasol), consumer staples (E-Mart, China Mengniu Dairy and Hengan International), finance (Shinhan Financial, China Life Insurance, and Cathay Financial) and information technology (Tencent Holdings, TravelSky Technology, and Hon Hai Precision Industry) contributed the most to absolute and relative performance thanks to good stock selection. On the other hand, the industrial holdings (primarily Embraer) and consumer discretionary stocks (Siam Global House Public, PT Astra International, and Belle International) took away from absolute and relative performance due to negative stock selection and currency effect.

China’s economic growth moderation has been less than expected, with economic growth still around +7.5%. Stabilization of China’s economic growth will benefit its neighboring countries, along with the rest of the world. The Fund’s Asia ex-Japan investments are centered on consumer-related, materials, and energy-related companies.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund focuses on holding high quality growth companies with strong and experienced management teams, sound balance sheets, good cash flow generation, and sustainable earnings and revenue growth.

The Fund remains heavily weighted in Latin America, albeit less so than before. Growth has been slowing in Brazil, a result of softer domestic demand and high interest rates. Conversely, economic growth is improving in Mexico given higher public and social investments in Mexico’s 2014 budget, liberalization of the energy sector, and a more sustained U.S. economic recovery. While the holdings in Latin America are centered on the materials, industrial, and consumer sectors, the largest exposure is still to the consumer.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2013
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
Six Month	10.53%	6.63%	6.70%
One Year	0.59%	-4.98%	-2.06%
Five Year	12.66	12.08	13.41
Ten Year	8.89	8.52	8.21
Since Inception	4.70	3.86	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	61.7%	63.0%
Latin America	26.1%	19.1%
Africa/Middle East	10.6%	7.6%
Europe	0.7%	10.3%
Cash & Other Net Assets	0.9%	—

Based on total net assets as of December 31, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/13:	$ 17.13 Per Share
Net Asset Value 6/30/13:	$ 16.40 Per Share
Total Net Assets:	$ 11.3 Million
Weighted Average Market Cap:	$ 41.4 Billion

TOP 10 HOLDINGS

  1. Samsung Electronics Co., Ltd.

  2. Tencent Holdings, Ltd.

  3. Ambev SA

  4. Naspers, Ltd.

  5. Shinhan Financial Group Co., Ltd.

  6. Cheil Worldwide, Inc.

  7. BHP Billiton, Ltd., ADR

  8. Embraer SA, ADR

  9. Hengan International Group Co., Ltd.

10. China Oilfield Services, Ltd

Based on total net assets as of December 31, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2013. Subject to change.

DECEMBER 31, 2013	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.1%
Africa/Middle East - 10.6%
Israel - 1.0%
2,800	NICE Systems, Ltd., ADR	114,687

South Africa - 9.6%
6,995	Bidvest Group, Ltd.	179,200
11,500	MTN Group, Ltd.	238,181
3,890	Naspers, Ltd.	407,184
5,400	Sasol, Ltd., ADR	267,030

		1,091,595

Asia - 61.7%
Australia - 4.2%
5,175	BHP Billiton, Ltd., ADR	352,935
2,000	Rio Tinto, Ltd.	122,414

		475,349

China/Hong Kong - 29.0%
166,000	Belle International Holdings, Ltd.	192,853
4,400	China Life Insurance Co., Ltd., ADR	207,900
34,000	China Mengniu Dairy Co., Ltd.	161,706
104,000	China Oilfield Services, Ltd.	323,953
41,000	China Shenhua Energy Co., Ltd.	129,755
3,600	China Unicom Hong Kong, Ltd., ADR	54,215
384,500	China ZhengTong Auto Services, Ltd. *	247,256
1,725	CNOOC, Ltd., ADR	323,714
42,000	ENN Energy Holdings, Ltd.	311,278
27,500	Hengan International Group Co., Ltd.	325,361
30,000	Kunlun Energy Co., Ltd.	53,030
8,000	New Oriental Education & Tech. Group, ADR	252,000
66,000	PetroChina Co., Ltd.	72,438
7,500	Tencent Holdings, Ltd.	480,206
149,000	Travelsky Technology, Ltd.	147,152

		3,282,817

India - 1.2%
3,800	ICICI Bank, Ltd., ADR	141,246

Indonesia - 2.2%
451,000	Astra International Tbk PT	252,584

Malaysia - 1.0%
5,600	British American Tobacco Malaysia	109,624

Singapore - 1.0%
8,000	DBS Group Holdings, Ltd.	108,718

Quantity	Name of Issuer	Fair Value ($)

South Korea - 14.1%
13,535	Cheil Worldwide, Inc. *	353,320
640	E-Mart Co., Ltd. *	161,860
6,317	Industrial Bank of Korea	72,862
1,100	POSCO, ADR	85,799
420	Samsung Electronics Co., Ltd.	547,280
8,500	Shinhan Financial Group Co., Ltd.	381,606

		1,602,727

Taiwan - 4.8%
78,178	Cathay Financial Holding Co., Ltd.	126,953
29,480	Hon Hai Precision Industry Co., Ltd., GDR	156,834
73,482	Taiwan Semiconductor Co.	259,462

		543,249

Thailand - 4.2%
13,000	Advanced Info Service PCL	78,926
46,600	Bangkok Bank PCL	253,617
289,383	Siam Global House PCL	139,896

		472,439

Europe - 0.7%
Russia - 0.7%
8,600	Gazprom OAO, ADR	73,697

Latin America - 26.1%
Argentina - 1.4%
1,500	MercadoLibre, Inc.	161,685

Brazil - 19.8%
3,900	AGCO Corp.	230,841
57,000	Ambev SA, ADR *	418,950
22,635	Banco Bradesco SA	279,090
6,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	268,020
10,900	Embraer SA, ADR	350,762
18,000	Petrobras	130,313
12,200	Qualicorp SA *	116,351
9,250	Telefonica Brasil SA, ADR	177,785
17,400	Vale SA, ADR	265,350

		2,237,462

Chile - 1.4%
6,650	Banco Santander Chile, ADR	156,746

Mexico - 2.4%
4,700	America Movil SAB de CV, ADR	109,839
2,500	Grupo Televisa SA, ADR	75,649
35,100	Wal-Mart de Mexico	92,102

		277,590

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Peru - 1.1%
4,200	Southern Copper Corp.	120,585

Total Common Stocks (cost: $8,129,720)		11,222,800

Total Investments in Securities - 99.1% (cost: $8,129,720)		11,222,800
Other Assets and Liabilities, net - 0.9%		105,891

Total Net Assets - 100.0%		$11,328,691

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.
DECEMBER 31, 2013	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2013

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	161,685	—	—	161,685
Australia	352,935	122,414	—	475,349
Brazil	2,237,462	—	—	2,237,462
Chile	156,746	—	—	156,746
China/Hong Kong	837,829	2,444,988	—	3,282,817
India	141,246	—	—	141,246
Indonesia	—	252,584	—	252,584
Israel	114,687	—	—	114,687
Malaysia	—	109,624	—	109,624
Mexico	277,590	—	—	277,590
Peru	120,585	—	—	120,585
Russia	—	73,697	—	73,697
Singapore	—	108,718	—	108,718
South Africa	267,030	824,565	—	1,091,595
South Korea	85,799	1,516,928	—	1,602,727
Taiwan	—	543,249	—	543,249
Thailand	—	472,439	—	472,439
Total:	4,753,594	6,469,206	—	11,222,800

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2013	45

SCHEDULE OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2013

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$11,086,395	$873,249,062	$18,496,847

Investments in securities, at fair value - see accompanying schedule for detail	$14,898,238	$1,106,841,541	$22,421,743
Cash in bank on demand deposit	487,249	2,480,509	964,712
Accrued interest and dividends receivable.	48,253	1,624,726	40,863
Receivable for investment securities sold	68,650	13,695,812	—
Receivable for Fund shares sold	744	1,742,979	2,391

Total assets	15,503,134	1,126,385,567	23,429,709

LIABILITIES
Payable for investment securities purchased	173,100	3,287,131	446,566
Payable for Fund shares redeemed.	81,665	2,197,427	—
Accrued investment management fees and advisory fees	12,752	953,561	23,092
Accrued 12b-1 fees (Class S)	—	32,253	798

Total liabilities	267,517	6,470,372	470,456

Net assets applicable to outstanding capital stock	$15,235,617	$1,119,915,195	$22,959,253

Net assets consist of:
Capital (par value and paid-in surplus)	$11,712,716	$860,498,548	$18,839,299
Undistributed (distributions in excess of) net investment income	(750)	(112,719)	(3,747)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(288,192)	25,936,887	198,391
Unrealized appreciation (depreciation) on investments and foreign currency transactions	3,811,843	233,592,479	3,925,310

	$15,235,617	$1,119,915,195	$22,959,253

Outstanding shares:
Common Shares (Class I) *	752,720	54,654,940	1,239,524

Common Shares (Class S) *	—	8,769,243	270,876

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$15,235,617	$965,446,384	$18,844,709

Common Shares (Class S) *	—	154,468,811	4,114,544

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$20.24	$17.66	$15.20

Common Shares (Class S) *	—	$17.61	$15.19

* Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$127,729,391	$93,360,771	$58,865,585	$17,389,485	$8,129,720

$203,341,998	$177,105,780	$100,092,763	$23,341,504	$11,222,800
1,905,874	2,137,733	1,631,217	304,336	129,511
165,494	72,304	19,490	83,166	5,545
1,083,647	446,485	667,152	162,960	—
73,857	72,543	6,447	1,394	1,941

206,570,870	179,834,845	102,417,069	23,893,360	11,359,797

510,600	700,941	587,502	101,642	—
265,274	28,017	39,339	48	12,156
172,213	185,154	126,706	29,507	18,950
—	—	—	—	—

948,087	914,112	753,547	131,197	31,106

$205,622,783	$178,920,733	$101,663,522	$23,762,163	$11,328,691

$123,522,521	$92,673,699	$58,827,224	$19,925,208	$7,998,768
24,844	(306,742)	(444,979)	(4,307)	(23,876)
6,462,811	2,808,767	2,054,099	(2,112,798)	260,830
75,612,607	83,745,009	41,227,178	5,954,060	3,092,969

$205,622,783	$178,920,733	$101,663,522	$23,762,163	$11,328,691

4,075,250	8,703,639	1,649,523	1,387,458	661,284

—	—	—	—	—

$205,622,783	$178,920,733	$101,663,522	$23,762,163	$11,328,691

—	—	—	—	—

$50.46	$20.56	$61.63	$17.13	$17.13

—	—	—	—	—

DECEMBER 31, 2013	47

SCHEDULE OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2013

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$88,334	$14,266,052	$275,185
Interest	77,470	—	—

Total income.	165,804	14,266,052	275,185

Expenses (note 4):
Investment management and advisory service fee	72,022	5,585,155	132,607
12b-1 fees (Class S)	—	183,780	4,399

Total expenses	72,022	5,768,935	137,006

Total net expenses	72,022	5,768,935	137,006

Net investment income (loss)	93,782	8,497,117	138,179

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	387,087	53,313,415	498,075
Net realized gain (loss) on foreign currency transactions	—	—	(306)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,015,307	75,808,821	1,775,597

Net gain (loss)	1,402,394	129,122,236	2,273,366

Net increase (decrease) in net assets resulting from operations	$1,496,176	$137,619,353	$2,411,545

* Foreign taxes withheld on dividends received	$85	$63,522	$4,536

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,709,612	$740,343	$274,804	$202,840	$89,395
—	—	—	—	—

1,709,612	740,343	274,804	202,840	89,395

1,019,211	1,047,085	719,783	173,628	113,271
—	—	—	—	—

1,019,211	1,047,085	719,783	173,628	113,271

1,019,211	1,047,085	719,783	173,628	113,271

690,401	(306,742)	(444,979)	29,212	(23,876)

14,010,927	4,297,010	3,682,205	945,150	260,882
—	—	—	(2,280)	(33)

18,940,263	29,490,547	16,179,617	2,175,629	871,296

32,951,190	33,787,557	19,861,822	3,118,499	1,132,145

$33,641,591	$33,480,815	$19,416,843	$3,147,711	$1,108,269

$1,210	$2,796	$1,013	$7,190	$14,613

DECEMBER 31, 2013	49

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
Operations:
Net investment income (loss)	$93,782	$193,642	$8,497,117	$14,804,432
Net realized gain (loss) on investments and foreign currency transactions	387,087	102,059	53,313,415	22,700,812
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,015,307	923,868	75,808,821	111,370,988

Net increase in net assets resulting from operations	1,496,176	1,219,569	137,619,353	148,876,232

Distributions from:
Net investment income
Common shares (Class I)	(140,000)	(196,000)	(10,920,331)	(11,965,578)
Common shares (Class S)	—	—	(1,386,681)	(1,731,523)
Net realized gains on investments
Common shares (Class I)	—	—	(34,547,856)	(10,089,890)
Common shares (Class S)	—	—	(5,368,983)	(1,708,350)

Total distributions	(140,000)	(196,000)	(52,223,851)	(25,495,341)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,093,133	2,160,216	93,410,103	391,479,786
Common shares (Class S)	—	—	17,900,342	45,123,682
Reinvested distributions
Common shares (Class I)	139,080	194,442	16,606,134	8,486,434
Common shares (Class S)	—	—	6,693,946	3,416,911
Payments for shares redeemed
Common shares (Class I)	(844,513)	(1,707,960)	(139,000,894)	(205,257,111)
Common shares (Class S)	—	—	(15,911,899)	(32,353,411)

Increase (decrease) in net assets from capital transactions.	387,700	646,698	(20,302,268)	210,896,291

Total increase (decrease) in net assets	1,743,876	1,670,267	65,093,234	334,277,182

Net assets:
Beginning of period	13,491,741	11,821,474	1,054,821,961	720,544,779

End of period *	$15,235,617	$13,491,741	$1,119,915,195	$1,054,821,961

Capital transactions in shares:
Sold
Common shares (Class I)	56,681	119,571	5,457,495	25,170,642
Common shares (Class S)	—	—	1,052,137	2,958,887
Reinvested distributions
Common shares (Class I)	7,301	11,088	967,163	574,182
Common shares (Class S)	—	—	390,723	232,216
Redeemed
Common shares (Class I)	(43,793)	(94,923)	(8,069,787)	(13,377,883)
Common shares (Class S)	—	—	(927,995)	(2,112,078)

Net increase (decrease)	20,189	35,736	(1,130,264)	13,445,966

* includes undistributed (distributions in excess) net investment income (loss)	($750)	$45,468	($112,719)	$3,697,176

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

$138,179	$266,836	$690,401	$2,045,780	($306,742)	($246,882)
497,769	681,970	14,010,927	30,360,515	4,297,010	7,449,677
1,775,597	1,238,541	18,940,263	(2,912,175)	29,490,547	12,813,030

2,411,545	2,187,347	33,641,591	29,494,120	33,480,815	20,015,825

(202,927)	(196,378)	(1,460,025)	(2,065,000)	—	—
(35,077)	(39,623)	—	—	—	—
(736,257)	(68,213)	(19,160,086)	(16,571,341)	(8,937,913)	(3,183,573)
(153,132)	(15,464)	—	—	—	—

(1,127,393)	(319,678)	(20,620,111)	(18,636,341)	(8,937,913)	(3,183,573)

3,250,895	3,225,955	2,676,708	10,446,065	1,311,775	5,582,140
915,677	829,670	—	—	—	—

939,184	259,962	20,300,124	18,309,598	8,666,217	3,080,881
188,209	55,002	—	—	—	—

(624,508)	(1,247,399)	(26,660,179)	(97,585,147)	(7,728,909)	(17,967,678)
(447,530)	(567,072)	—	—	—	—

4,221,927	2,556,118	(3,683,347)	(68,829,484)	2,249,083	(9,304,657)

5,506,079	4,423,787	9,338,133	(57,971,705)	26,791,985	7,527,595

17,453,174	13,029,387	196,284,650	254,256,355	152,128,748	144,601,153

$22,959,253	$17,453,174	$205,622,783	$196,284,650	$178,920,733	$152,128,748

222,076	232,699	52,677	223,599	66,456	330,997
60,202	59,328	—	—	—	—

63,630	19,646	412,688	417,360	433,962	189,127
12,757	4,174	—	—	—	—

(40,885)	(87,696)	(519,976)	(2,094,980)	(396,951)	(1,089,062)
(30,615)	(43,011)	—	—	—	—

287,165	185,140	(54,611)	(1,454,021)	103,467	(568,938)

($3,747)	$96,078	$24,844	$794,468	($306,742)	—

DECEMBER 31, 2013	51

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
Operations:
Net investment income (loss)	($444,979)	($514,321)	$29,212	$285,688
Net realized gain (loss) on investments and foreign currency transactions	3,682,205	4,028,160	942,870	1,313,937
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	16,179,617	7,149,264	2,175,629	1,196,714

Net increase in net assets resulting from operations	19,416,843	10,663,103	3,147,711	2,796,339

Distributions from:
Net investment income
Common shares (Class I)	—	—	(231,001)	(323,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(231,001)	(323,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,737,012	2,569,401	1,196,962	691,966
Reinvested distributions
Common shares (Class I)	—	—	229,663	321,167
Payments for shares redeemed
Common shares (Class I)	(5,283,077)	(6,642,060)	(1,471,203)	(1,892,538)

Increase (Decrease) in net assets from capital transactions	(2,546,065)	(4,072,659)	(44,578)	(879,405)

Total increase (decrease) in net assets	16,870,778	6,590,444	2,872,132	1,593,934

Net assets:
Beginning of period	84,792,744	78,202,300	20,890,031	19,296,097

End of period*	$101,663,522	$84,792,744	$23,762,163	$20,890,031

Capital transactions in shares:
Sold
Common shares (Class I)	49,195	54,522	74,629	45,368
Reinvested distributions
Common shares (Class I)	—	—	13,868	21,759
Redeemed
Common shares (Class I)	(92,795)	(142,873)	(89,434)	(130,179)

Net increase (decrease)	(43,600)	(88,351)	(937)	(63,052)

*includes undistributed (distributions in excess) net investment income (loss)	($444,979)	—	($4,307)	$197,482

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Developing Markets Growth Fund
Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

($23,876)	$27,935
260,849	825,847
871,296	(765,583)

1,108,269	88,199

(16,575)	(36,001)

(596,525)	(881,318)

(613,100)	(917,319)

589,510	882,833

602,799	901,850

(974,038)	(1,974,407)

218,271	(189,724)

713,440	(1,018,844)

10,615,251	11,634,095

$11,328,691	$10,615,251

34,135	48,716

35,859	50,552

(56,162)	(109,173)

13,832	(9,905)

($23,876)	$16,575

DECEMBER 31, 2013	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended December 31, 2013	Years Ended June 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$18.42	$16.97	$16.47	$14.18	$12.96	$16.32

Operations:
Net investment income [1]	0.13	0.27	0.29	0.27	0.35	0.41
Net realized and unrealized gains (losses)	1.88	1.46	0.46	2.32	1.24	(3.32)

Total from operations	2.01	1.73	0.75	2.59	1.59	(2.91)

Distributions to Shareholders:
From net investment income	(0.19)	(0.28)	(0.25)	(0.30)	(0.37)	(0.45)

Net Asset Value:
End of period	$20.24	$18.42	$16.97	$16.47	$14.18	$12.96

Total investment return [2]	10.97%	10.26%	4.61%	18.46%	12.33%	(17.84% )

Net assets at end of period (000’s omitted)	$15,236	$13,492	$11,821	$11,150	$10,550	$10,349

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.30%	1.52%	1.75%	1.75%	2.44%	3.12%

Portfolio turnover rate (excluding short-term securities)	27.07%[4]	30.86%	47.01%	40.84%	46.79%	30.26%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended December 31, 2013	Years Ended June 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$16.35	$14.10	$13.91	$10.64	$9.60	$13.11

Operations:
Net investment income [1]	0.13	0.27	0.24	0.21	0.19	0.23
Net realized and unrealized gains (losses)	2.01	2.46	0.26	3.23	1.03	(3.09)

Total from operations	2.14	2.73	0.50	3.44	1.22	(2.86)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.26)	(0.21)	(0.17)	(0.18)	(0.26)
From net realized gains	(0.63)	(0.22)	(0.10)	—	—	(0.39)

Total distributions	(0.83)	(0.48)	(0.31)	(0.17)	(0.18)	(0.65)

Net Asset Value:
End of period	$17.66	$16.35	$14.10	$13.91	$10.64	$9.60

Total investment return [3]	13.25%	19.77%	3.76%	32.58%	12.71%	(21.59%)

Net assets at end of period (000’s omitted)	$965,446	$920,324	$619,667	$328,057	$39,430	$28,305
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.55%	1.78%	1.79%	1.59%	1.70%	2.35%
Portfolio turnover rate (excluding short-term securities)	19.12%[5]	26.58%	26.84%	14.67%	31.84%	69.10%
Class S	Six Months Ended December 31, 2013	Years Ended June 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$16.29	$14.06	$13.87	$10.61	$9.58	$13.08

Operations:
Net investment income [1]	0.11	0.23	0.21	0.17	0.16	0.21
Net realized and unrealized gains (losses)	2.00	2.44	0.26	3.23	1.02	(3.09)

Total from operations	2.11	2.67	0.47	3.40	1.18	(2.88)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.16)	(0.22)	(0.18)	(0.14)	(0.15)	(0.23)
From net realized gains	(0.63)	(0.22)	(0.10)	—	—	(0.39)

Total distributions	(0.79)	(0.44)	(0.28)	(0.14)	(0.15)	(0.62)

Net Asset Value:
End of period	$17.61	$16.29	$14.06	$13.87	$10.61	$9.58

Total investment return [3]	13.22%	19.39%	3.53%	32.27%	12.37%	(21.79%)

Net assets at end of period (000’s omitted)	$154,469	$134,498	$100,878	$56,280	$24,894	$15,730
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.30%	1.53%	1.54%	1.34%	1.45%	2.10%
Portfolio turnover rate (excluding short-term securities)	19.12%[5]	26.58%	26.84%	14.67%	31.84%	69.10%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2013	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Six Months Ended December 31, 2013	Years Ended June 30,				Nine Months Ended June 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$14.27	$12.55	$13.26	$10.41	$9.70	$10.00

Operations:
Net investment income [1]	0.10	0.25	0.24	0.20	0.17	0.15
Net realized and unrealized gains (losses)	1.64	1.78	(0.58)	2.95	0.68	(0.36)

Total from operations	1.74	2.03	(0.34)	3.15	0.85	(0.21)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.23)	(0.22)	(0.17)	(0.14)	(0.09)
From net realized gains	(0.63)	(0.08)	(0.15)	(0.13)	—	—

Total distributions	(0.81)	(0.31)	(0.37)	(0.30)	(0.14)	(0.09)

Net Asset Value:
End of period	$15.20	$14.27	$12.55	$13.26	$10.41	$9.70

Total investment return [3]	12.41%	16.36%	(2.44%)	30.55%	8.79%	(2.06%)

Net assets at end of period (000’s omitted)	$18,845	$14,196	$10,421	$7,834	$2,832	$2,290
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.34%	1.81%	1.97%	1.57%	1.48%	2.30%
Portfolio turnover rate (excluding short-term securities)	27.48%[5]	26.15%	26.65%	21.84%	21.60%	17.69%	[5]

Class S	Six Months Ended December 31, 2013		Years Ended June 30,				Nine Months Ended June 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$14.25		$12.54	$13.24	$10.40	$9.70	$10.00

Operations:
Net investment income [1]	0.08		0.21	0.21	0.16	0.14	0.13
Net realized and unrealized gains (losses)	1.64		1.78	(0.57)	2.95	0.68	(0.36)

Total from operations	1.72		1.99	(0.36)	3.11	0.82	(0.23)

Distributions to Shareholders:
From net investment income	(0.15)		(0.20)	(0.19)	(0.14)	(0.12)	(0.07)
From net realized gains	(0.63)		(0.08)	(0.15)	(0.13)	—	—

Total distributions	(0.78)		(0.28)	(0.34)	(0.27)	(0.12)	(0.07)

Net Asset Value:
End of period	$15.19		$14.25	$12.54	$13.24	$10.40	$9.70

Total investment return [3]	12.29%		16.01%	(2.60%)	30.17%	8.47%	(2.18%)

Net assets at end of period (000’s omitted)	$4,115		$3,257	$2,608	$1,444	$882	$740
Ratios: [4]
Expenses	1.50%		1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.09%		1.56%	1.72%	1.32%	1.23%	2.05%
Portfolio turnover rate (excluding short-term securities)	27.48%	[5]	26.15%	26.65%	21.84%	21.60%	17.69%	[5]

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended December 31, 2013	Years Ended June 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$47.53	$45.53	$43.96	$34.75	$32.42	$43.41

Operations:
Net investment income [1]	0.17	0.43	0.26	0.22	0.22	0.28
Net realized and unrealized gains (losses)	8.30	5.69	1.63	9.21	2.33	(11.06)

Total from operations	8.47	6.12	1.89	9.43	2.55	(10.78)

Redemption fees	—	— [2]	— [2]	— [2]	— [2]	0.01

Distributions to Shareholders:
From net investment income	(0.39)	(0.46)	(0.32)	(0.22)	(0.22)	(0.22)
From net realized gains	(5.15)	(3.66)	—	—	—	—

Total distributions	(5.54)	(4.12)	(0.32)	(0.22)	(0.22)	(0.22)

Net Asset Value:
End of period	$50.46	$47.53	$45.53	$43.96	$34.75	$32.42

Total investment return [3]	18.12%	14.18%	4.39%	27.18%	7.80%	(24.77% )

Net assets at end of period (000’s omitted)	$205,623	$196,285	$254,256	$365,045	$407,359	$324,071

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.68%	0.92%	0.61%	0.54%	0.58%	0.85%

Portfolio turnover rate (excluding short-term securities)	14.36%[5]	13.42%	15.06%	25.36%	15.93%	27.98%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2013	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended December 31, 2013	Years Ended June 30,
	(Unaudited)	2013		2012		2011		2010		2009
Net Asset Value:
Beginning of period	$17.69	$15.77		$15.88		$11.57		$9.90		$14.83

Operations:
Net investment loss [1]	(0.04)	(0.03)		(0.05)		(0.06)		(0.05)		(0.03)
Net realized and unrealized gains (losses)	3.99	2.32		(0.06)		4.37		1.72		(4.81)

Total from operations	3.95	2.29		(0.11)		4.31		1.67		(4.84)

Capital share proceeds	—	—		—		—	[2,3]	—		—

Redemption fees [2]	—	—		—		—		—		—

Distributions to Shareholders:
From net realized gains	(1.08)	(0.37)		—		—		—		(0.09)

Net Asset Value:
End of period	$20.56	$17.69		$15.77		$15.88		$11.57		$9.90

Total investment return [4]	22.48%	14.70%		(0.69%	)	37.25%	[5]	16.87%		(32.51% )

Net assets at end of period (000’s omitted)	$178,921	$152,129		$144,601		$165,288		$130,258		$127,477

Ratios: [6,7]
Expenses (without waiver)	1.25%	1.25%		1.25%		1.25%		1.25%		1.25%
Expenses (with waiver)	1.25%	1.25%		1.25%		1.20%		1.15%		1.15%
Net investment loss (without waiver)	(0.37%)	(0.17%	)	(0.33%	)	(0.49%	)	(0.52%	)	(0.40% )
Net investment loss (with waiver)	(0.37%)	(0.17%	)	(0.33%	)	(0.44%	)	(0.42%	)	(0.30% )

Portfolio turnover rate (excluding short-term securities)	11.58%[8]	16.91%		16.23%		26.98%		20.39%		18.07%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	The Fund accounted for proceeds during the year from market timing settlements.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was less than 0.01%.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

[8]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended December 31, 2013				Years Ended June 30,
	(Unaudited)		2013		2012		2011		2010		2009
Net Asset Value:
Beginning of period	$50.08		$43.90		$43.86		$31.32		$25.89		$37.44

Operations:
Net investment loss [1]	(0.26)		(0.30)		(0.34)		(0.36)		(0.24)		(0.16)
Net realized and unrealized gains (losses)	11.81		6.48		0.38		12.89		5.67		(11.39)

Total from operations	11.55		6.18		0.04		12.53		5.43		(11.55)

Capital share proceeds	—		—		—		0.01	[2]	—		—

Redemption fees [3]	—		—		—		—		—		—

Net Asset Value:
End of period	$61.63		$50.08		$43.90		$43.86		$31.32		$25.89

Total investment return [4]	23.06%		14.08%		0.09%		40.04%[5]		20.97%		(30.85% )

Net assets at end of period (000’s omitted)	$101,664		$84,793		$78,202		$94,744		$59,848		$58,352

Ratios: [6]
Expenses	1.50%		1.50%		1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.93%	)	(0.64%	)	(0.82%	)	(0.91%	)	(0.80%	)	(0.61% )
Portfolio turnover rate (excluding short-term securities) .	18.53%[7]		28.36%		22.32%		30.33%		22.41%		26.19%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was 0.03%.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]	Not annualized.

DECEMBER 31, 2013	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended December 31, 2013		Years Ended June 30,
	(Unaudited)		2013	2012	2011		2010		2009
Net Asset Value:
Beginning of period	$15.05		$13.29	$15.16	$11.67		$10.90		$17.80

Operations:
Net investment income [1]	0.02		0.20	0.22	0.16		0.11		0.13
Net realized and unrealized gains (losses)	2.16		1.80	(1.86)	3.39		0.65		(6.95)

Total from operations	2.18		2.00	(1.64)	3.55		0.76		(6.82)

Capital share proceeds	0.07	[2]	—	—	0.07	[2]	0.13	[2]	0.10	[2]

Redemption fees	—		—	— [3]	—	[3]	—	[3]	—	[3]

Distributions to Shareholders:
From net investment income	(0.17)		(0.24)	(0.23)	(0.13)		(0.12)		(0.18)

Net Asset Value:
End of period.	$17.13		$15.05	$13.29	$15.16		$11.67		$10.90

Total investment return [4]	14.98%[5]		15.06%	(10.69% )	31.08%[5]		8.10%[5]		(37.71%	)[5]

Net assets at end of period (000’s omitted)	$23,762		$20,890	$19,296	$24,823		$20,586		$21,009

Ratios: 6, [7]
Expenses (without waiver)	1.50%		1.50%	1.50%	1.61%		1.85%		1.85%
Expenses (with waiver)	1.50%		1.50%	1.50%	1.50%		1.50%		1.50%
Net investment income (without waiver)	0.25%		1.39%	1.62%	1.01%		0.50%		0.74%
Net investment income (with waiver)	0.25%		1.39%	1.62%	1.12%		0.85%		1.09%

Portfolio turnover rate (excluding short-term securities)	17.66%[8]		27.93%	27.82%	35.95%		25.09%		33.12%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was 0.48% for the six months ended December 31, 2013, and 0.60%, 1.20%, and 0.57% for the years ended June 30, 2011, 2010, and 2009, respectively.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[8]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended December 31, 2013	Years Ended June 30,
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$16.40	$17.70	$23.24	$19.00	$16.13	$25.97

Operations:
Net investment income (loss) [1]	(0.04)	0.04	0.06	0.03	0.01	0.04
Net realized and unrealized gains (losses)	1.75	0.14	(3.89)	4.90	2.90	(9.15)

Total from operations	1.71	0.18	(3.83)	4.93	2.91	(9.11)

Capital share proceeds	—	—	—	—	—	0.09	[2]

Redemption fees	—	—	— [3]	—	— [3]	—

Distributions to Shareholders:
From net investment income	(0.03)	(0.06)	(0.06)	(0.02)	(0.04)	—
From net realized gains	(0.95)	(1.42)	(1.65)	(0.67)	—	(0.82)

Total distributions	(0.98)	(1.48)	(1.71)	(0.69)	(0.04)	(0.82)

Net Asset Value:
End of period	$17.13	$16.40	$17.70	$23.24	$19.00	$16.13

Total investment return [4]	10.53%	0.36%	(16.29% )	25.95%	18.05%	(33.73%	)[5]

Net assets at end of period (000’s omitted)	$11,329	$10,615	$11,634	$15,420	$14,043	$13,203

Ratios: [6]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.42% )	0.24%	0.29%	0.15%	0.06%	0.24%

Portfolio turnover rate (excluding short-term securities)	5.30%[7]	15.48%	22.56%	19.14%	19.90%	13.56%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was 0.37%.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]	Not annualized.

DECEMBER 31, 2013	61

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2013

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of a Composite Index (comprised of 60% S&P 500® Index and 40% MSCI EAFE Index) that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2013 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2010, 2011 and 2012 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

DECEMBER 31, 2013	63

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2013 (Continued)

At December 31, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$3,941,583	($129,740)	$3,811,843	$11,086,395
Dividend Growth	234,611,395	(1,018,916)	233,592,479	873,249,062
Global Dividend Growth	3,935,757	(10,861)	3,924,896	18,496,847
Large Cap Growth	75,807,636	(195,029)	75,612,607	127,729,391
Mid Cap Growth	83,896,407	(151,398)	83,745,009	93,360,771
Small Cap Growth	41,456,204	(229,026)	41,227,178	58,865,585
International Growth	6,012,895	(60,876)	5,952,019	17,389,485
Developing Markets Growth	3,480,621	(387,541)	3,093,080	8,129,720

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2013 and 2012 were as follows:

Year Ended June 30, 2013:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$196,000	—	$196,000
Dividend Growth (Class I)	12,385,536	$9,669,932	22,055,468
Dividend Growth (Class S)	1,802,627	1,637,246	3,439,873
Global Dividend Growth (Class I)	196,378	68,213	264,591
Global Dividend Growth (Class S)	39,623	15,464	55,087
Large Cap Growth	2,065,000	16,571,341	18,636,341
Mid Cap Growth	—	3,183,573	3,183,573
Small Cap Growth	—	—	—
International Growth	323,000	—	323,000
Developing Markets Growth	36,001	881,318	917,319

Year Ended June 30, 2012:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$167,000	—	$167,000
Dividend Growth (Class I)	6,136,804	$2,673,682	8,810,486
Dividend Growth (Class S)	947,200	539,573	1,486,773
Global Dividend Growth (Class I)	136,621	90,583	227,204
Global Dividend Growth (Class S)	30,379	23,745	54,124
Large Cap Growth	2,117,000	—	2,117,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	348,000	—	348,000
Developing Markets Growth	36,913	955,760	992,673

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

As of June 30, 2013 , the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$45,468	($675,715)	$2,796,972
Dividend Growth	5,445,212	12,455,843	156,120,090
Global Dividend Growth	96,078	587,436	2,152,288
Large Cap Growth	794,468	11,615,370	56,668,944
Mid Cap Growth	—	7,449,670	54,254,462
Small Cap Growth	—	(1,621,438)	25,040,893
International Growth	197,482	(2,913,959)	3,636,722
Developing Markets Growth	16,575	596,525	2,221,654

Net capital loss carryovers and late year losses, if any, as of June 30, 2013, available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment tax-able years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of June 30, 2013, were as follows:

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses	Accumulated Capital and
	2014	2015-2019	Short-Term	Long-Term	Deferred	Other Losses
Balanced	—	$661,124	—	—	$14,591	$675,715
Small Cap Growth	—	1,528,246	—	—	93,192	1,621,438
International Growth	—	2,913,959	—	—	—	2,913,959

For the year ended June 30,2013, the Funds’ utilized pre-enactment capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$116,608	2013	$1,212
Large Cap Growth	1,262,091	2018	—
Small Cap Growth	4,078,678	2018	—
International Growth	63,389	2013	—
	370,045	2017	—
	328,996	2018	—

For the year ended June 30, 2013, the Global Dividend Growth Fund utilized post-enactment capital losses of $12,302.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

DECEMBER 31, 2013	65

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2013 (Continued)

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2013, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$952,002	$3,254,286	$745,750	$3,009,032
Dividend Growth	—	207,988,590	—	267,554,188
Global Dividend Growth	—	8,751,614	—	5,567,446
Large Cap Growth	—	28,598,541	—	51,726,649
Mid Cap Growth	—	18,944,882	—	24,240,501
Small Cap Growth	—	17,258,967	—	21,066,660
International Growth	—	3,959,646	—	3,916,811
Developing Markets Growth	—	582,490	—	971,939

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2013:

	Shares	% Shares Outstanding
Balanced	222,662	29.6
Dividend Growth	884,395	1.4
Global Dividend Growth	543,822	36.0
Large Cap Growth	318,263	7.8
Mid Cap Growth	3,016,228	34.7
Small Cap Growth	784,590	47.6
International Growth	743,840	53.6
Developing Markets Growth	251,139	38.0

DECEMBER 31, 2013	67

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2013 (Continued)

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended ended December 31, 2013, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$570	$1,509
Global Dividend Growth	13	2
Mid Cap Growth	9	—
Small Cap Growth	449	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13- 12/31/13)
Balanced Fund
Actual	$1,000	$1,109.70	$5.32
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund
Actual
Class I	$1,000	$1,132.50	$5.38
Class S	$1,000	$1,132.20	$6.72
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,124.10	$6.69
Class S	$1,000	$1,122.90	$8.03
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

Large Cap Growth
Actual	$1,000	$1,181.20	$5.50
Hypothetical	$1,000	$1,020.16	$5.09

Mid Cap Growth Fund
Actual	$1,000	$1,224.80	$7.01
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Growth Fund
Actual	$1,000	$1,230.60	$8.43
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$1,149.80	$8.13
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund
Actual	$1,000	$1,105.30	$10.61
Hypothetical	$1,000	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth, Class I and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2013	69

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 28, 2013 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund and Sit Global Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to Mid Cap Growth Fund prior to January 1, 2011 and International Growth Fund prior to November 1, 2010) and the current fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

DECEMBER 31, 2013	71

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non- investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2013

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

SIT 12-31-13 STOCK

Item 2:    Code of Ethics. Not applicable to Semi-Annual Report.

Item 3     Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:    Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:    Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:    Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:    Controls and Procedures -

(a)	Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b)	There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:    Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)	Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer
Date February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer
Date February 28, 2014

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman
Date February 28, 2014